SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Section 240.14a-12

INCYTE GENOMICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Incyte Genomics, Inc.
3160 Porter Drive
Palo Alto, California 94304
(650) 855-0555

April 30, 2002

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Incyte Genomics, Inc. that will be held on June 4, 2002, at 9:30 a.m., Pacific Daylight Time, at the Company’s corporate headquarters at 3160 Porter Drive, Palo Alto, California.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

A copy of the Company’s 2001 Annual Report to Stockholders is also enclosed.

The Board of Directors and management look forward to seeing you at the meeting.

Sin	cerely yours,

Pau	l A. Friedman
Chief Executive Officer

INCYTE GENOMICS, INC.

Notice of Annual Meeting of Stockholders
to be held June 4, 2002

To the Stockholders of Incyte Genomics, Inc.:

The Annual Meeting of Stockholders of Incyte Genomics, Inc., a Delaware corporation (the “Company”), will be held at the Company’s corporate headquarters at 3160 Porter Drive, Palo Alto, California, on Tuesday, June 4, 2002, at 9:30 a.m., Pacific Daylight Time, for the following purposes:

1.	To elect ten directors to serve until the 2003 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified;

2.	To consider and vote upon a proposal to amend the Company’s 1991 Stock Plan to increase the number of shares available for grant thereunder from 19,900,000 shares to 22,350,000 shares;

3.	To consider and vote upon a proposal to amend the Company’s 1993 Directors’ Stock Option Plan to increase the number of shares available for grant thereunder from 800,000 shares to 1,100,000 shares;

4.	To consider and vote upon a proposal to amend the Company’s 1997 Employee Stock Purchase Plan to increase the number of shares available for grant thereunder from 1,600,000 shares to 2,100,000 shares;

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors; and

6.	To transact such other business as may properly come before the Annual Meeting of Stockholders and any postponement or adjournment of the Annual Meeting.

Stockholders of record as of the close of business on April 19, 2002 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available during normal business hours at the Secretary’s office, 3160 Porter Drive, Palo Alto, California, for ten days before the meeting.

It is important that your shares are represented at this meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.

By	Order of the Board of Directors

Le	e Bendekgey

Secretary

April 30, 2002

INCYTE GENOMICS, INC.
3160 Porter Drive
Palo Alto, California 94304

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Incyte Genomics, Inc., a Delaware corporation (the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters at 3160 Porter Drive, Palo Alto, California, on Tuesday, June 4, 2002, at 9:30 a.m., Pacific Daylight Time, and any postponement or adjournment thereof (the “Annual Meeting”). The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted “FOR” the election of the ten nominees for director listed in this Proxy Statement and “FOR” approval of the proposals referred to in Items 2, 3, 4 and 5 in the Notice of Annual Meeting and described in this Proxy Statement.

Stockholders of record at the close of business on April 19, 2002 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the close of business on that date, the Company had 67,298,744 shares of common stock, $.001 par value (the “Common Stock”), outstanding. The presence in person or by proxy of the holders of a majority of the Company’s outstanding shares constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Directors are elected by a plurality vote. The nominees for director who receive the most votes cast in their favor will be elected to serve as a director. Each of the other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. The Company has retained the services of Mellon Investors Services LLC, to assist in the solicitation of proxies at a cost of approximately $7,000. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about May 2, 2002.

IMPORTANT

Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Board of Directors proposes the election of ten directors of the Company to serve until the next annual meeting of stockholders and thereafter until their successors are duly elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

Barry M. Bloom is retiring from the Board of Directors prior to the Annual Meeting. We are very grateful for his many years of service to the Company. In addition, Dr. Randal W. Scott, one of the Company’s co-founders, resigned from the Board of Directors in December 2001. We thank them both for their contributions and will miss their participation on the Board.

The Company’s Bylaws provide that the Company shall not have less than one nor more than twelve directors, with the exact number of directors to be determined by the Board of Directors. The number of directors is currently fixed at eleven. Upon Mr. Bloom’s retirement from the Board, the number of directors will be reduced to ten.

Names of the nominees and certain biographical information about them are set forth below:

Roy A. Whitfield, 48, co-founded the Company and has been a Director since June 1991 and Chairman of the Board since November 2001. Mr. Whitfield served as Chief Executive Officer of the Company between June 1993 and November 2001, as President of the Company from June 1991 until January 1997 and as Treasurer of the Company between April 1991 and October 1995. Previously, Mr. Whitfield served as the President of Ideon Corporation, which was a majority-owned subsidiary of Invitron Corporation, a biotechnology company, from October 1989 until April 1991. From 1984 to 1989, he held senior operating and business development positions with Technicon Instruments Corporation, a medical instrumentation company, and its predecessor company, Cooper Biomedical, Inc., a biotechnology and medical diagnostics company. Prior to his work at Technicon, Mr. Whitfield spent seven years with the Boston Consulting Group’s international consulting practice.

Paul A. Friedman, M.D., 59, joined the Company as the Chief Executive Officer and as a Director in November 2001. From 1994 until October 2001, Dr. Friedman served as President of DuPont Pharmaceuticals Research Laboratories, of DuPont Pharmaceuticals Company (formerly The DuPont Merck Pharmaceutical Company), and from 1991 to 1994 he served as Senior Vice President at Merck Research Laboratories. Prior to his work at Merck and DuPont, Dr. Friedman was an Associate Professor of Medicine and Pharmacology at Harvard Medical School. Dr. Friedman is a Diplomat of the American Board of Internal Medicine, Member of the American Society of Pharmacology and Experimental Therapeutics, Member of the American Society of Clinical Investigation and a Member of the American Society of Biological Chemists.

Robert B. Stein, M.D., Ph.D., 51, joined the Company as President and Chief Scientific Officer and as a Director in November 2001. From September 1996 to November 2001, Dr. Stein was the Executive Vice President of Research and Preclinical Development of DuPont Pharmaceuticals Company (formerly The DuPont Merck Pharmaceutical Company). From May 1990 to September 1996, Dr. Stein was employed by Ligand Pharmaceuticals, Inc., serving as Senior Vice President and Chief Scientific Officer from 1993 to 1996, as Vice President, Research and Preclinical Development from 1992 to 1993 and Vice President, Research from 1990 to 1992. From 1982 to 1990, Dr. Stein held various positions with Merck, Sharp & Dohme Research Laboratories, including Senior Director and Head of the Department of Pharmacology from 1989 to 1990. Dr. Stein is a Diplomat of the American Board of Internal Medicine. He also serves on the Board of Directors of Geron Corporation.

Barry M. Ariko, 56, has been a director of the Company since April 2001. Since May 2001, Mr. Ariko has been an independent consultant on software distribution strategies and operations. In April 2001, in connection with the acquisition of Extricity, Inc. by Peregrine Systems, Inc., an infrastructure management software company, Mr. Ariko was appointed a Vice President of Peregrine Systems and a member of its Board of Directors. Mr. Ariko served as a Vice President of Peregrine until September 2001. Mr. Ariko served as the President and Chief Executive Officer of Extricity an Internet software provider, from February 2000 to April 2001, and served as Chairman of the Board of Extricity from March 2000 to April 2001. From March 1999 to January 2000, Mr. Ariko was a Senior Vice President at America Online, Inc., where he was responsible for the Netscape Enterprise Group. From August 1998 until the acquisition of Netscape Communications Corporation by America Online in March 1999, Mr. Ariko served as Executive Vice President and Chief Operating Officer of Netscape Communications. From 1994 to August 1998, Mr. Ariko served as Executive Vice President and as a member of the Executive Management Committee of Oracle Corporation. Mr. Ariko currently serves as a director of Autonomy Corporation plc, Peregrine Systems, Aspect Communications Corp. and of a number of privately held companies.

Julian C. Baker, 35, has been a director of the Company since November 2001. Mr. Baker and his brother Felix Baker co-founded a biotechnology investing partnership with the Tisch family, which the Bakers have managed since 1994. The Bakers have also partnered with major universities and other endowments to create multiple additional funds. Collectively, these funds are known as Baker/Tisch Investments. Julian Baker is currently a managing partner of Baker/Tisch Investments. Mr. Baker was employed from 1988 to 1993 by the private equity investment arms of The First Boston Corporation and Credit Suisse First Boston Corporation, and was a founding employee of The Clipper Group, which managed $1.6 billion for First Boston and Credit Suisse First Boston. Mr. Baker also serves as a director of Neurogen Corporation, Cellegy Pharmaceuticals, Inc. and of several privately held companies.

Paul A. Brooke, 56, has been a director of the Company since December 2001. Mr. Brooke has been the Managing Member of PMSV Holdings, LLC, a private investment firm, since 1993. He has also served as an Advisory Director of Morgan Stanley & Co. Incorporated and Skyline Partners since April 2000, and as a Venture Partner at MPM Bioventures, a venture capital firm specializing in the healthcare industry, since 1997. From April 1999 through May 2000, Mr. Brooke served as a Managing Director at Tiger Management LLC. He was a Managing Director and the Global Head of Healthcare Research and Strategy at Morgan Stanley & Co. from 1983 to April 1999. Mr. Brooke is also a director of WebMD Corporation and ViroPharma Incorporated and of a number of privately held companies.

Jeffrey J. Collinson, 60, has been a director of the Company since inception and served as Chairman of the Board of Directors from April 1991 until August 2000. Mr. Collinson has served as President of Collinson Howe Venture Partners, Inc., a venture capital management firm, since 1990 and was President of Schroder Venture Managers, Inc., a venture capital firm, from 1983 to 1990. Mr. Collinson is also President of Collinson Howe & Lennox LLC and a director of Neurogen Corporation and several privately held companies.

Frederick B. Craves, Ph.D., 56, has been a director of the Company since July 1993. Since January 1997, Dr. Craves has been Managing Director and Chairman of The Craves Group, a private merchant bank specializing in life science. He is also a General Partner of Burrill & Craves, a private merchant bank specializing in life science, which he co-founded in 1994, and Managing Director of Bay City Capital, a private merchant bank specializing in life science. Dr. Craves has been an independent management consultant since May 1993 and in July 1993, he was appointed Chairman of the Board of NeoRx Corporation and of Epoch Biosciences, Inc., each of which is a biotechnology company. From January 1991 to May 1993 he was President and Chief Executive Officer of Berlex Biosciences, a biotechnology company that is a wholly owned subsidiary of Schering AG. Dr. Craves was Chairman, Chief Executive Officer and President of Codon Corporation, a biotechnology company, from 1982 until its acquisition by Schering AG in 1990. Dr. Craves is Vice Chairman and an Executive Vice President of Reliant Pharmaceuticals, LLC. Dr. Craves is also a director of Medarex, Inc. and two privately held companies.

Richard U. De Schutter, 62, has been a director of the Company since December 2001. From January to December 2001, Mr. De Schutter was Chief Executive Officer of DuPont Pharmaceuticals Company. He served as Chief Administrative Officer at Pharmacia Corporation between April 2000 and July 2000. From January 1999 through March 2000, Mr. De Schutter served as Vice Chairman and Chief Administrative Officer of Monsanto Company. He served as Chief Executive Officer of G.D. Searle & Co. from April 1995 to December 1998. Mr. De Schutter is also a director of General Binding Corporation, Smith & Nephew PLC, Varian, Inc., and two privately held companies.

Jon S. Saxe, 65, has been a director of the Company since July 1993. Since May 1999, Mr. Saxe has been self-employed as a consultant in the fields of pharmaceuticals and biotechnology. Mr. Saxe served as the President of Protein Design Labs, Inc., a biotechnology company, from January 1995 to May 1999, remained an employee until May 2000 and continues to serve on its Board of Directors. From April 1993 through December 1994, he was President of Saxe Associates, a consultancy company. Mr. Saxe served as President and Chief Executive Officer of Synergen, Inc., a biotechnology company, from October 1989 to April 1993. Mr. Saxe served as Vice President, Licensing and Corporate Development, for Hoffmann-La Roche Inc., a pharmaceutical company, from August 1984 to September 1989, and as Head, Patent Law from September 1978 to September 1989. Mr. Saxe is also a director of First Horizon Pharmaceutical Corporation, ID Biomedical Corporation, InSite Vision Incorporated, Questcor Pharmaceuticals, Inc., SciClone Pharmaceuticals, Inc., and seven privately held companies.

The Board of Directors recommends a vote “FOR” election as director of the nominees set forth above.

Board Meetings and Committees

The Board of Directors held 11 meetings during 2001. During that period, or such shorter period as a director served, each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and of the committees on which such director serves.

The Board of Directors has appointed a Compensation Committee, an Audit Committee, a Nominating Committee and a Non-Management Stock Option Committee.

The current members of the Compensation Committee are Barry M. Bloom, Barry M. Ariko and Jon S. Saxe. Barry M. Bloom will resign from the Compensation Committee in June 2002 when he retires from the Board of Directors. The Compensation Committee held five meetings during 2001. The Compensation Committee’s primary functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company, particularly as they relate to the Company’s executive officers, to determine stock-based compensation awards for the Company’s management and to administer the Company’s 1991 Stock Plan (the “1991 Stock Plan”). The Compensation Committee assumed all of the responsibilities previously held by the Management Stock Option Committee when the Company combined these two committees in June 2001. Prior to the combination of these two committees, the Management Stock Option Committee, which was comprised of Dr. Bloom and Messrs. Ariko and Saxe, held two meetings in 2001.

The current members of the Audit Committee are Jeffrey J. Collinson, Frederick B. Craves and Jon S. Saxe. The Audit Committee held seven meetings during 2001. Barry M. Bloom also served as a member of the Audit Committee until June 2001. The Audit Committee’s primary functions are to review the scope of the annual audit, monitor the independent auditors’ relationship with the Company, advise and assist the Board of Directors in evaluating the independent auditors’ examination, provide oversight of the Company’s financial and accounting organization and financial reporting, meet with the independent auditors and management to discuss and review financial statements, and nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial statements of the Company for the fiscal year for which it is appointed. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles.

The current members of the Nominating Committee are Barry M. Ariko, Barry M. Bloom, Jeffrey J. Collinson, Frederick B. Craves and Jon S. Saxe. Randal W. Scott served as a member of the Nominating Committee until he resigned from the Board of Directors in December 2001. Barry M. Bloom will resign from the Nominating Committee in June 2002 when he retires from the Board of Directors. The Nominating Committee held three meetings during 2001. The Nominating Committee’s primary functions are to recommend nominees to fill vacancies on the Board of Directors, determine the composition of the committees of the Board of Directors, evaluate and make decisions about the composition of the Board of Directors, and review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders. Stockholders entitled to vote at the Annual Meeting may nominate a candidate to serve as a director so long as they give timely notice of their nomination in writing to the Company’s Secretary. In order to be timely, stockholders must comply with the procedures outlined under the heading “Stockholder Proposals for the 2003 Annual Meeting.” The Company’s Bylaws outline the information that must be included in the stockholder’s written notice.

Dr. Friedman currently serves as the Non-Management Stock Option Committee. Mr. Whitfield served as the Non-Management Stock Option Committee during 2001, and was replaced by Dr. Friedman in January 2002. The Non-Management Stock Option Committee is a secondary committee responsible for granting and issuing awards of options and shares under the 1991 Stock Plan to eligible employees or consultants, other than to members of the Board of Directors, to individuals designated by the Board of Directors as “Section 16 officers,” and to employees who hold the title of Senior Vice President or above. In addition, the Non-Management Stock Option Committee may not make any awards or grants to any one employee or consultant that total more than 50,000 shares of Common Stock in any calendar year.

Compensation of Directors

Directors who are employees of the Company do not receive any fees for their service on the Board of Directors. During 2001, Mr. Whitfield and Drs. Friedman and Stein were the Company’s only employee directors. For a description of compensation arrangements with Mr. Whitfield and Drs. Friedman and Stein, see “Executive Compensation—Employment and Transition Agreements.”

The Company’s non-employee directors each receive $2,500 for every in-person Board meeting that they attend. In addition, all directors are reimbursed for their out-of-pocket expenses in accordance with the Company’s travel policy for each in-person meeting of the Board of Directors that they attend. Directors do not receive additional compensation for their telephonic participation in Board meetings or committee meetings that are held in conjunction with an in-person Board meeting. Non-employee directors also receive a $10,000 annual retainer, which is prorated for such portion of the year that the director serves on the Board.

In addition to cash compensation for services as a member of the Board, the non-employee directors also receive options to purchase shares of the Company’s Common Stock pursuant to the 1993 Directors’ Stock Option Plan (the “Directors’ Option Plan”). In March 2001, the Board of Directors amended the Directors’ Option Plan to provide that every new non-employee director appointed to the Board of Directors after March 2001 will receive an initial stock option grant of 20,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. In December 2001, the Board of Directors, after considering the size of initial option grants for new non-employee directors offered by similarly situated companies and the need to provide adequate incentives to prospective new directors, increased the size of the initial stock option grant to 30,000 shares for new non-employee directors appointed to the Board of Directors after March 2001. The option vests as to 25% of the shares on the first anniversary of the date of grant, with the remaining shares vesting monthly over the following three years. Pursuant to the Directors’ Option Plan, following the conclusion of each annual meeting of stockholders, each non-employee director who will continue to serve as a member of the Board of Directors will receive an additional option to purchase

5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Each of these options will vest in full on the first anniversary of the date of the grant. When a new non-employee director is appointed to the Board of Directors at a time other than at an annual meeting, such director shall receive a pro rata portion of the automatic annual grant that will vest in full on the date of the Company’s next annual meeting.

In 2001, in connection with their appointment to the Board of Directors, each of Messrs. De Schutter and Brooke received an option to purchase 30,000 shares of Common Stock, and Messrs. Ariko and Baker received an option to purchase 20,000 shares of Common Stock, at exercise prices equal to the fair market value of the Common Stock on the date of grant. In connection with the increased size of the initial stock option grant to 30,000 shares of Common Stock in December 2001 to the new non-employee directors appointed to the Board of Directors after March 2001, Messrs. Ariko and Baker each will receive an additional option to purchase 10,000 shares of Common Stock, at exercise prices equal to the fair market value of the Common Stock on the date of the grant. In addition, Mr. Ariko received 834 shares, Mr. Baker received 2,917 shares, and Messrs. Brooke and De Schutter each received 2,084 shares as their pro rata portion of the annual grant. The exercise price of each pro rata option is equal to the fair market value of the Common Stock on the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of February 28, 2002 as to shares of Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers named under “Executive Compensation—Summary Compensation Table,” (the “Named Executive Officers”) and (iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Incyte Genomics, Inc., 3160 Porter Drive, Palo Alto, California 94304. The percentage of Common Stock beneficially owned is based on 66,897,667 shares outstanding as of February 28, 2002.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage Beneficially Owned(1)
5% Stockholders

Persons and Entities Associated with Four Partners(2)(3)	5,876,525	8.8%
OrbiMed Advisors, Inc.(4)	5,459,000	8.2
Pequot Capital Management, Inc.(5)	4,888,600	7.3

Named Executive Officers and Directors

Paul A. Friedman(6)	—	*
Michael D. Lack(7)	223,104	*
E. Lee Bendekgey(8)	150,643	*
John M. Vuko(9)	130,487	*
James R. Neal(10)	131,670	*
Roy A. Whitfield(11)	1,184,681	1.8
Barry M. Ariko(12)	5,834	*
Julian C. Baker(13)(14)	715,350	1.1
Barry M. Bloom(15)	125,000	*
Paul A. Brooke	—	*
Jeffrey J. Collinson(16)	116,072	*
Frederick B. Craves(17)	261,200	*
Richard U. De Schutter	5,000	*
Jon S. Saxe(18)	170,000	*
Robert B. Stein(19)	—	*

All directors and executive officers as a group (17 persons)(20)	3,320,104	4.9%

*	Represents less than 1% of the Company’s Common Stock.

(1)
To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)
The mailing address for Four Partners and Four-Fourteen Partners LLC is c/o Thomas J. Tisch 667 Madison Avenue, New York, New York 10021. The mailing addresses for Messrs. Tisch are Andrew H. Tisch, Daniel R. Tisch and James S. Tisch, 667 Madison Avenue, New York, New York 10021 and Daniel R. Tisch c/o Mentor Partners, L.P., 500 Park Avenue, New York, New York 10022.

(3)
According to an amended Schedule 13G, dated February 12, 2002, filed jointly by Laurence A. Tisch, Andrew H. Tisch, Daniel R. Tisch, James S. Tisch, Thomas J. Tisch (collectively “Messrs. Tisch”), Bonnie J. Tisch, Julian C. Baker and Felix J. Baker, Four Partners, a New York general partnership (“FP”), Four-Fourteen Partners LLC (“4-14”), a Delaware limited liability company, Damial Foundation, Messrs. Tisch, Bonnie J. Tisch, Baker/Tisch Investments, L.P., Baker Bros. Investments, L.P., Baker Bros. Investments II, L.P. and Baker Biotech Fund I, L.P. collectively own 5,876,525 shares. FP is the beneficial owner of, with sole dispositive and voting power for, 3,068,721 shares, including 766,841 shares issuable upon conversion of $51,700,000 of the Company’s 5.5% Convertible Subordinated Notes due 2007 (the “Convertible Notes”) at the conversion price of $67.4195. 4-14 is the beneficial owner of, with sole dispositive and voting power for, 200,000 shares. Damial Foundation is the beneficial owner of, with sole dispositive and voting power for, 52,878 shares, representing shares issuable upon conversion of $3,565,000 of the Convertible Notes. Laurence A. Tisch is the beneficial owner of, with sole dispositive and voting power for, 551,931 shares, including 280,631 shares issuable upon conversion of $18,920,000 of the Convertible Notes. Each of Andrew H. Tisch, Daniel R. Tisch, James S. Tisch and Thomas J. Tisch is the beneficial owner of, with sole dispositive and voting power for, 321,800 shares. Bonnie J. Tisch is the beneficial owner of, with sole dispositive and voting power for, 445 shares, representing shares issuable upon conversion of $30,000 of the Convertible Notes. Baker/Tisch Investments, L.P. is the beneficial owner of, with sole dispositive and voting power for, 202,670 shares, including 99,585 shares issuable upon conversion of $6,714,000 of the Convertible Notes. Baker Bros. Investments, L.P. is the beneficial owner of, with sole dispositive and voting power for, 98,925 shares, including 73,955 shares issuable upon conversion of $4,986,000 of the Convertible Notes. Baker Bros. Investments II, L.P. is the beneficial owner of, with sole dispositive and voting power for, 18,000 shares, and Baker Biotech Fund I, L.P. is the beneficial owner of, with sole dispositive and voting power for, 395,755 shares.

(4)
The address of the principal place of business of OrbiMed Advisors, Inc. is 767 Third Avenue, 6th Floor, New York, New York 10010. According to a Schedule 13G dated February 15, 2002, filed by OrbiMed Advisors, Inc., OrbiMed Advisors, Inc. has shared voting power and shared dispositive power with respect to all shares listed in the table.

(5)
The address of the principal place of business of Pequot Capital Management, Inc. is 500 Nyala Farm Road, Westport, CT 06880. According to an amended Schedule 13G dated February 14, 2002, filed by Pequot Capital Management, Inc., Pequot has sole voting and dispositive power with respect to all shares listed in the table.

(6)	Dr. Friedman joined the Company as Chief Executive Officer and a director in November 2001.

(7)	Includes 221,873 shares subject to options exercisable within 60 days of February 28, 2002.

(8)	Includes 150,643 shares subject to options exercisable within 60 days of February 28, 2002.

(9)	Includes 129,165 shares subject to options exercisable within 60 days of February 28, 2002.

(10)	Includes 129,997 shares subject to options exercisable within 60 days of February 28, 2002.

(11)
Mr. Whitfield, Chairman of the Board of Directors, served as the Company’s Chief Executive Officer until November 2001. Includes 341,751 shares subject to options exercisable within 60 days of February 28, 2002.

(12)	Includes 5,834 shares subject to options exercisable within 60 days of February 28, 2002.

(13)	The mailing address for Baker/Tisch Investments, LLC, Baker Bros. Investments LLC, Julian C. Baker and Felix J. Baker is c/o Tisch Family Interests, 667 Madison Avenue, New York, New York 10021.

(14)
According to an amended 13G dated February 12, 2002, Julian C. Baker, by virtue of his ownership of entities that have the power to control the investment decisions of Baker/Tisch Investments, L.P., Baker Bros. Investments, L.P., Baker Bros. Investments II, L.P. and Baker Biotech Fund I, L.P. (the “Baker Entities”), may be deemed to be beneficial owner of the shares owned by the Baker Entities and may be deemed to have shared power to vote or direct the vote and to dispose or direct the disposition of such shares. The 715,350 shares held by the Baker Entities includes 173,540 shares and 73,955 shares issuable upon conversion of $6,714,000 of the Convertible Notes held by Baker/Tisch Investments, L.P. and $4,986,000 of the Convertible Notes held by Baker Bros. Investments, L.P., respectively. Mr. Baker is a member of the Company’s Board of Directors.

(15)	Includes 125,000 shares subject to options exercisable within 60 days of February 28, 2002.

(16)
Includes 400 shares held by Collinson Howe Venture Partners, Inc. Mr. Collinson, a director of the Company, shares voting and investment power with respect to such shares. Mr. Collinson is the majority shareholder of Collinson Howe Venture Partners, Inc. and may be deemed to be the beneficial owner of the shares held by that entity. Also includes 21,612 shares held by Indian Chase, Inc., over which

Mr. Collinson has voting and investment power. Mr. Collinson disclaims beneficial ownership of shares held by Indian Chase, Inc. except to the extent of his proportionate interest therein. Includes 50,000 shares subject to options exercisable within 60 days of February 28, 2002.

(17)
Includes 8,000 shares held by Burrill & Craves, a general partnership. Dr. Craves is a general partner of such partnership and may be deemed to be the beneficial owner of the shares held by the partnership. Also includes 8,400 shares held by a trust for which Dr. Craves is a trustee, 14,800 shares held by Dr. Craves’ spouse, and 230,000 shares subject to options exercisable within 60 days of February 28, 2002.

(18)	Includes 170,000 shares subject to options exercisable within 60 days of February 28, 2002.

(19)	Dr. Stein joined the Company as President, Chief Scientific Officer and a director in November 2001.

(20)	Includes shares included pursuant to notes (7), (8), (9), (10), (11), (12), (13), (14), (15), (16), (17) and (18) above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2001, the Company entered into a LifeSeq Collaboration Agreement, Patent License Agreement, Collaboration and Technology Transfer Agreement and Proteome BioKnowledge Library License Agreement with Genomic Health, Inc. (“Genomic Health”). Under these agreements, Genomic Health obtained access to the Company’s LifeSeq Gold database and BioKnowledge Library and received licenses to certain of the Company’s intellectual property. Amounts Genomic Health will pay the Company under these agreements are similar to those paid to the Company under agreements between the Company and unrelated third party customers. The Company received rights to certain intellectual property that Genomic Health may, in the future, develop. At the same time, the Company purchased shares of Series C Preferred Stock of Genomic Health for an aggregate purchase price of $5.0 million which, together with shares of Series A Preferred Stock purchased in November 2000 for an aggregate purchase price of $1.0 million, results in the Company owning approximately 10.9% of the outstanding capital stock of Genomic Health. Under certain circumstances and if Genomic Health so elects, the Company has agreed to purchase in a future offering of Genomic Health’s capital stock an aggregate of $5.0 million of the shares being sold in that offering. Randal W. Scott, who until December 2001 was a director of the Company, is Chairman of the Board, President and Chief Executive Officer of Genomic Health and owns more than 10% of the outstanding capital stock of Genomic Health. As of March 31, 2002, persons and entities associated with Julian C. Baker, a director of the Company, and his affiliated entity Four Partners, a significant stockholder of the Company, owned approximately 11.8% of the outstanding shares of capital stock of Genomic Health.

In January 2002, in connection with his employment by the Company as President and Chief Scientific Officer, Robert B. Stein received an interest-free loan from the Company in the amount of $750,000 to be used toward the purchase of a residence in California. The loan is evidenced by a promissory note and secured by the residence. On November 26, 2004, 50% of the outstanding principal balance will be forgiven, and the remaining outstanding principal balance of the loan will be forgiven on November 26, 2005, if Dr. Stein is still employed by the Company on those dates. Any acceleration of the loan or termination of Dr. Stein’s employment relationship with the Company prior to the then-applicable forgiveness date will terminate and void any remaining right of Dr. Stein to receive any forgiveness of the then-outstanding principal balance of the loan.

In March 2002, in connection with his employment by the Company as Executive Vice President and Chief Drug Discovery Scientist, Brian W. Metcalf received an interest-free loan from the Company in the amount of $400,000 to be used for financing his residence in California. The loan is evidenced by a promissory note and secured by the residence. On February 6, 2003, 25% of the outstanding principal balance will be forgiven, and  1/48 of the principal amount will be forgiven on the last day of each month thereafter, with the remaining outstanding principal balance of the loan forgiven on February 6, 2006, if Dr. Metcalf is still employed by the Company on those dates. Any acceleration of the loan or termination of Dr. Metcalf’s employment relationship with the Company prior to the then-applicable forgiveness date will terminate and void any remaining right of Dr. Metcalf to receive any forgiveness of the then-outstanding principal balance of the loan.

EXECUTIVE COMPENSATION

The following table summarizes all compensation paid to or accrued for (i) the Company’s Chief Executive Officer as of December 31, 2001, (ii) each of the Company’s other four most highly compensated executive officers as of December 31, 2001, and (iii) the Company’s former Chief Executive Officer who was no longer serving as such as of December 31, 2001, for services rendered in all capacities to the Company for the fiscal years ended December 31, 2001, 2000 and 1999.

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation		Long Term Compensation
				Restricted Stock		Securities Underlying
		Salary($)	Bonus($)(4)	Awards($)(5)		Options(6)
Paul A. Friedman(1) Chief Executive Officer	2001	34,724	—	1,619,000	(7)(8)	400,000

Michael D. Lack Executive Vice President and Chief Operating Officer	2001 2000 1999	309,560 274,615 124,923	240,290 181,356 20,000	1,295,200 — —	(7)(9)	112,000 — 300,000

Lee Bendekgey Executive Vice President, General Counsel, and Secretary	2001 2000 1999	274,617 249,615 229,692	167,315 181,356 15,750	647,600 — —	(7)(10)	91,000 — 155,000

John M. Vuko Executive Vice President and Chief Financial Officer	2001 2000 1999	269,836 245,192 1,923	165,398 136,336 20,000	647,600 — —	(7)(10)	91,000 — 200,000

James R. Neal(2) Executive Vice President, Marketing and Sales	2001 2000 1999	251,901 235,385 107,076	152,272 122,632 33,500	647,600 — —	(7)(10)	91,000 — 200,000

Roy A. Whitfield(3) Former Chief Executive Officer	2001 2000 1999	394,850 341,365 304,769	408,234 253,255 —	1,619,000 — —	(7)(11)	100,000 — 30,000

(1)	Dr. Friedman joined the Company as Chief Executive Officer in November 2001. Dr. Friedman’s annual base salary is $600,000.

(2)	Mr. Neal resigned from the Company in April 2002.

(3)
Mr. Whitfield served as Chief Executive Officer until November 2001. Mr. Whitfield’s salary for 2000 includes a one-time payment of $11,731 for the payout of accrued sick leave. A payment was made in 2000 to all employees who were employed by the Company prior to the date that sick leave and vacation hours were integrated as paid time off.

(4)	Includes (in each fiscal year) bonuses earned during the fiscal year and paid in the subsequent fiscal year.

(5)	Represents the value of the restricted stock units awarded on November 26, 2001 under the Company’s 1991 Stock Plan based on the closing price of the Common Stock on November 26, 2001.

(6)	All share numbers for options grants made in 1999 and 2000 have been adjusted, as appropriate, to reflect the Company’s 2-for-1 stock split in the form of a 100% stock dividend in August 2000.

(7)
Each restricted stock unit entitles the holder to receive one share of Common Stock upon the date of vesting or later settlement of the unit or, upon limited circumstances at the discretion of the Company, a cash amount equal to the fair market value of one share of Common Stock at the time of settlement.

(8)
Represents 100,000 restricted stock units valued at $1,944,000 as of December 31, 2001. These restricted stock units vest as to 50% of the units on the third anniversary of the date of grant with the remaining units vesting on the fourth anniversary of the date of grant.

(9)
Represents 80,000 restricted stock units valued at $1,555,200 as of December 31, 2001. These restricted stock units vest as to 50% of the units on the second anniversary of the date of grant with an additional 25% of the units vesting on each of the third and fourth anniversary of the date of grant.

(10)
Represents 40,000 restricted stock units valued at $777,600 as of December 31, 2001. These restricted stock units vest as to 50% of the units on the second anniversary of the date of grant with the remaining units vesting on the third anniversary of the date of grant.

(11)
Represents 100,000 restricted stock units valued at $1,944,000 as of December 31, 2001. These restricted stock units vest as to 50% of the units on the first anniversary of the date of grant with the remaining units vesting on the second anniversary of the date of grant.

Stock Options

The following tables set forth certain information as of December 31, 2001 and for the fiscal year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table.

Option Grants in Last Fiscal Year

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted(#)(1)		% of Total Options Granted to Employees in Fiscal Year		Exercise Price($/Sh)	Expiration Date
							5%($)	10%($)
Paul A. Friedman	400,000	(2)	10.0%		16.19	11/26/11	4,072,722	10,321,076

Michael D. Lack	50,000 62,000	(3) (4)	1.2 1.5	% %	21.8125 14.48	1/8/11 11/15/11	685,888 564,596	1,738,175 1,430,798

Lee Bendekgey	40,000 51,000	(3) (4)	1.0 1.3	% %	21.8125 14.48	1/8/11 11/15/11	548,711 464,426	1,390,540 1,176,947

John M. Vuko	40,000 51,000	(3) (4)	1.0 1.3	% %	21.8125 14.48	1/8/11 11/15/11	548,711 464,426	1,390,540 1,176,947

James R. Neal	40,000 51,000	(3) (4)	1.0 1.3	% %	21.8125 14.48	1/8/11 11/15/11	548,711 464,426	1,390,540 1,176,947

Roy A. Whitfield	100,000	(3)	2.5%		21.8125	1/8/11	1,371,776	3,476,351

(1)
Twenty five percent of the shares will vest on the first anniversary of the date of the grant with the remaining shares vesting ratably every month over the following three years. Unless otherwise noted, the options have a term of ten years, subject to earlier termination in certain events related to termination of employment. Vesting of the options is subject to acceleration under the circumstances described under “Employment and Transition Agreements.”

(2)	Includes options granted in November 2001 upon Dr. Friedman’s employment by the Company as Chief Executive Officer.

(3)	Includes options granted in January 2001 in recognition of services to the Company in 2000.

(4)	Includes options awarded in November 2001 in recognition of services to the Company in 2001.

Aggregated Option Exercises in Last Fiscal Year
And 2001 Year End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2001(#)	Value of Unexercised In-the-Money Options at December 31, 2001($)(2)
Name	Shares Acquired on Exercise(#)	Value Realized($)(1)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Paul A. Friedman	—	—	0/400,000	0/1,300,000

Michael D. Lack	—	—	181,250/230,750	986,000/953,520

Lee Bendekgey	—	—	116,894/171,106	638,940/740,996

John M. Vuko	—	—	100,000/191,000	469,000/721,960

James R. Neal	—	—	100,832/170,168	548,526/683,634

Roy A. Whitfield	60,000	$551,700	303,836/127,500	3,627,097/83,662

(1)	Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2)	Calculated on the basis of the fair market value of the underlying securities at December 31, 2001 ($19.44 per share) minus the exercise price.

Employment and Transition Agreements

In November 2001, the Company entered into a transition agreement with Roy A. Whitfield, pursuant to which Mr. Whitfield resigned as the Company’s Chief Executive Officer and accepted the position of Chairman of the Board of Directors. Mr. Whitfield will serve until an agreed-upon date in the second half of 2002 as a full-time or part-time employee with a base salary based upon a full-time rate of $395,000 per year. Mr. Whitfield is not eligible to participate in the Company’s bonus programs, profit sharing or management incentive plans. The Company agreed to pay Mr. Whitfield a bonus for fiscal 2001 equal to the amount he would have received had he continued as the Company’s Chief Executive Officer for the entire year. In connection with his continued employment with the Company subsequent to November 2001, Mr. Whitfield received 100,000 restricted stock units under the Company’s 1991 Stock Plan, 50,000 of which will vest on the first anniversary of the date of the agreement and 50,000 of which will vest on the second anniversary of the date of the agreement so long as Mr. Whitfield is either serving as a director or as Chairman of the Board. Each restricted stock unit entitles Mr. Whitfield to receive one share of Common Stock upon the date of vesting or later settlement of the unit or, upon limited circumstances at the discretion of the Company, a cash amount equal to the market value of one share of Common Stock at the time of settlement. In the event of a “change of control” (as defined in the transition agreement) of the Company, Mr. Whitfield’s restricted stock units will become fully vested.

Following termination of Mr. Whitfield’s employment, Mr. Whitfield will remain a member of the Board of Directors and will continue to assist the Company in transitional matters for a period of two years. During this two-year period, the Company will pay Mr. Whitfield a bonus of two times the sum of his annual base salary and the greater of (i) his target bonus (which is 80% of his annual base salary) or (ii) the bonus paid to him for fiscal 2001. Such amount will be paid in equal monthly installments unless Mr. Whitfield elects to receive payment in a lump sum payment. For the two-year period after Mr. Whitfield terminates his employment, he may accept employment as an employee or consultant to another entity that is not a competitor of the Company. This agreement supersedes Mr. Whitfield’s May 2001 employment agreement.

In November 2001, in connection with his appointment as Chief Executive Officer, Paul A. Friedman received an offer letter providing for a base salary of $600,000 per year and eligibility to participate in the Company’s corporate incentive plan, with his target bonus equal to 50% of his base salary. Dr. Friedman also received an option to purchase 400,000 shares of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. The option vests as to 25% of the shares on the first anniversary of the date of grant, with the remaining shares vesting ratably over the next 36 months. In addition, Dr. Friedman was awarded 100,000 restricted stock units. The restricted stock units vest as to 50% of the units on the third anniversary of Dr. Friedman’s employment with the remaining units vesting on the fourth anniversary of his employment. In certain circumstances, under the terms of his employment agreement with the Company, the vesting schedule of his restricted stock units may be accelerated.

In November 2001, in connection with his appointment as President and Chief Scientific Officer, Robert B. Stein received an offer letter providing for a base salary of $500,000 per year and eligibility to participate in the Company’s corporate incentive plan, with his target bonus equal to 50% of his base salary. Dr. Stein also received an option to purchase 250,000 shares of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. The option vests as to 25% of the shares on the first anniversary of the date of grant, with the remaining shares vesting ratably over the next 36 months. In addition, Dr. Stein was awarded 50,000 restricted stock units, which vest in full on the fourth anniversary of his employment. In connection with his employment, Dr. Stein also received a loan from the Company. See “Certain Relationships and Related Transactions” for a description of this loan.

In November 2001, the Company entered into employment agreements with each of Drs. Friedman and Stein and amended and restated employment agreements with each of Messrs. Bendekgey, Lack, Neal and Vuko. The new agreements superseded the May 2001 employment agreements for each of Messrs. Bendekgey, Lack, Neal and Vuko. Each of the agreements provide that in the event the executive’s employment is terminated by the Company within 24 months of a “change of control” (as defined in the employment agreements) either by the Company without “cause” (as defined in the employment agreements) or the executive for “good reason” (as defined in the employment agreements), the Company will pay the executive an amount equal to two times (three times in the case of Dr. Friedman) the sum of the executive’s current annual base salary and the greater of the executive’s current target bonus or the executive’s bonus amount for the preceding fiscal year. The cash payment will be paid in a lump sum payment, unless the executive has previously elected to receive equal monthly installments over a 24-month period, or 36-month period in the case of Dr. Friedman, following the executive’s termination. The agreements also provide that in the event of such a termination, all of the executive’s unvested restricted stock units and unvested stock options will vest in full, and all stock options will be exercisable for twelve months following the executive’s termination.

If, at any time other than the two year period following a “change of control,” the executive’s employment is terminated by the Company without “cause” or by the executive for “good reason”, the agreements provide that the Company will pay the executive an amount equal to the sum of the executive’s annual base salary and the greater of (i) the executive’s current target bonus or (ii) the executive’s bonus amount for the preceding fiscal year. The cash payment will be paid in a lump sum payment unless the executive has previously elected to receive equal monthly installments over the twelve-month period following the executive’s termination. In addition, any unvested restricted stock units will vest as to the amount that would have vested had the executive continued to work for the Company for an additional twelve months. In no event will the additional vested portion be less than 33% of the restricted stock units granted to the executive, except for Drs. Friedman and Stein, whose additional vested portion will not be less than 20% of their respective restricted stock units and Mr. Lack, whose additional vested portion will not be less than 25% of his restricted stock units. The agreements also provide that the executive’s stock options will vest as to the amount that would have vested had the executive continued to work for the Company for an additional twelve months. In the case of Mr. Lack, however, 100% of his unvested stock options will vest if such termination occurs prior to November 26, 2002. Under the employment agreements, the executives are subject to non-solicitation/non-hiring and non-disparagement covenants that extend two years from termination of employment. Upon certain breaches of those covenants after termination of employment, the executive must forfeit all of his unvested restricted stock units and the gain or income realized from units vesting within 24 months prior to the breach.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

This report on executive compensation is provided by the Compensation Committee (the “Compensation Committee”) of the Board of Directors to assist stockholders in understanding its objectives and procedures in establishing the compensation of the Company’s executive officers and describes the bases on which compensation determinations were made by the Compensation Committee for 2001. Until June 2001, the Compensation Committee was comprised of four non-employee directors: Drs. Bloom and Craves and Messrs. Collinson and Saxe. Currently, the Compensation Committee is comprised of three non-employee directors: Dr. Bloom and Messrs. Ariko and Saxe. Dr. Bloom will retire as a director as of the date of the Annual Meeting. In making its determinations, the Compensation Committee relied, in part, on independent surveys and public disclosures of compensation of management of companies in the biotechnology, biopharmaceutical and information technology industries. During the first half of 2001, the Management Stock Option Committee administered the Company’s 1991 Stock Plan with respect to executive officers of the Company. In June 2001, the Management Stock Option Committee became a part of the Compensation Committee, at which time the Compensation Committee assumed the Management Stock Option Committee’s duties and responsibilities, including administering the 1991 Stock Plan with respect to executive officers of the Company.

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation of the Company’s executive officers should:

•	Encourage creation of stockholder value and achievement of strategic corporate objectives.

•	Integrate compensation with the Company’s annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives.

•	Provide a competitive total compensation package that enables the Company to attract and retain, on a long-term basis, qualified personnel.

•
Provide a total compensation opportunity that is competitive with companies in the biopharmaceutical, biotechnology and information technology industries, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance.

•	Align the interests of management and stockholders and enhance stockholder value by providing management with longer-term incentives through equity ownership by management.

•	Provide fair compensation consistent with internal compensation programs.

Key Elements of Executive Compensation

The compensation of executive officers is based upon the Company’s financial performance as well as an evaluation of the establishment of additional database collaborations, the performance of the Company’s Common Stock, the Company’s achievement of certain business objectives, the further establishment and development of the Company’s therapeutic drug discovery efforts, the Company’s database and expansion thereof, the execution of corporate and collaborative agreements, the expansion of the Company’s business, and the attainment of certain operational and research and development milestones in the Company’s technology development programs and the Company’s progress toward strategic goals, as well as the achievement of individual business objectives by each executive officer. The Company’s existing compensation structure for executive officers generally includes a combination of salary and stock options and may include cash incentive awards under the Company’s Corporate Incentive Plan.

Salary.    Salary levels are largely determined through comparisons with companies of similar headcount and market capitalizations or complexity in the biopharmaceutical, biotechnology and information technology industries. Actual salaries are based on individual performance contributions within a competitive salary range for each position that is established through evaluation of responsibilities and market comparisons. The Compensation Committee, on the basis of its knowledge of executive compensation in the industry, and information regarding executive compensation for similarly sized companies in the industry provided by iQuantic, Inc., a compensation consulting firm, believes that the Company’s salary levels for the executive officers are at a level that the Compensation Committee, at the time such salary determinations were made, considered to be reasonable and necessary given the Company’s financial resources and the stage of its development. Annual salaries for 2001 were set in December 2000. The Compensation Committee reviews salaries on an annual basis. At such time, the Compensation Committee may change each executive officer’s salary based on the individual’s contributions and responsibilities over the prior twelve months and any change in median comparable company pay levels. In February 2002, the Compensation Committee set the 2002 base salaries for certain executive officers. The 2002 base salaries for the Company’s Chief Executive Officer and President were set in November 2001 in connection with their employment with the Company.

Stock Options.    The Management Stock Option Committee administered stock option grants made to the Company’s executive officers under the 1991 Stock Plan until the Compensation Committee assumed those duties in June 2001. The Compensation Committee believes that by providing those persons who have substantial responsibility for the management and growth of the Company with an opportunity to increase their ownership of Company stock, the best interests of stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive stock options when the Compensation Committee performs its annual salary review, although options may be granted at other times in recognition of exceptional achievements. The number of shares underlying stock options granted to executive officers is based on competitive practices in the industry as determined by independent surveys and the Management Stock Option Committee and the Compensation Committee’s knowledge of industry practice. The Compensation Committee granted stock options to members of management on several occasions during 2001.

Restricted Stock Units.    During 2001, in order to retain key members of management and to further align the interests of management with the Company’s stockholders, the Compensation Committee made special grants of restricted stock units.

Corporate Incentive Plan.    The Company’s Corporate Incentive Plan, which was approved by the Compensation Committee, establishes cash incentive awards for supervisory and management employees of the Company. The plan is designed to align incentive awards for each participant’s individual performance with the Company’s corporate goals. Incentive awards for the Company’s executive officers were paid in 2001 pursuant to this plan. The executive officers each had the opportunity to receive a target incentive award ranging from 50% to 80% of their respective annual base salary for the 2001 fiscal year, with such percentage of annual base salary increasing or decreasing depending on whether certain goals were obtained at a threshold target or outperform level. Actual incentive award amounts paid to executive officers in 2001 were based on the achievement of corporate and/or individual goals that were predetermined by the Compensation Committee or the Chief Executive Officer as described below. Target incentive award amounts for each participant are based on the participant’s potential impact on the Company’s operating and financial results and on market competitive pay practices. Individual performance goals are established for eligible employees at the beginning of each six-month period, with a threshold, target and outperform achievement level defined for each individual goal that is established. Corporate performance goals are based on the Company’s revenues and adjusted net income for 2001 and revenues and adjusted cash flow for 2002 with a threshold, target and outperform achievement level defined for each corporate goal that is established. Additionally, in 2002, achievement relating to the Company therapeutic drug discovery efforts will also be a component of the corporate goal. A percentage of the incentive awards are paid for each six-month period in which goals are achieved, with the remainder paid upon achievement of year-end goals. The percentage of potential incentive awards attributable to the achievement of individual goals decreases as seniority increases, with a greater proportion of the potential incentive awards for executive officers being based upon achievement of corporate performance goals.

Chief Executive Officer Compensation

Roy A. Whitfield was the Company’s Chief Executive Officer until November 26, 2001. In December 2000, the Compensation Committee set Mr. Whitfield’s annual base salary for 2001 at $395,000. The Compensation Committee increased Mr. Whitfield’s base salary from $375,000 for the prior year in recognition of his performance in advancing the development and growth of the Company and the Company’s achievement of specific corporate objectives in 2000, which included the following: the achievement of additional collaborations; the financial performance of the Company; the performance of the Company’s Common Stock; the further establishment and development of the Company’s database business and the expansion thereof; the compensation of the Company’s management relative to biotechnology and information technology industry norms; and the average increase in annual salaries for all employees of the Company as a whole. The Committee determined that these achievements were important to the Company’s future growth and could assist the Company in enhancing stockholder value and, accordingly, determined to reward Mr. Whitfield for his efforts on behalf of the Company. Mr. Whitfield’s target bonus was 80% of annual base salary for fiscal 2001.

In recognition of Mr. Whitfield’s accomplishments and increased responsibilities in 2000, and as an incentive for future performance, the Management Stock Option Committee in January 2001 granted Mr. Whitfield options, exercisable at the fair market value on the date of grant, to purchase 100,000 shares of Common Stock. The size of Mr. Whitfield’s grant was determined by management’s and the Company’s performance in 2000, including the achievement of additional collaborations, the financial performance of the Company, the performance of the Company’s Common Stock, the further establishment and development of the Company’s businesses and expansion thereof, and the Company’s progress toward its strategic goals.

In November 2001, the Board of Directors appointed Paul A. Friedman as the Company’s new Chief Executive Officer. The terms of Dr. Friedman’s Offer Letter and Employment Agreement were negotiated with and approved by the Compensation Committee and the Board of Directors. See “Executive Compensation—Employment and Transition Agreements.”

Mr. Whitfield is a member of the Board of Directors, but he did not participate in Board deliberations involving the evaluation of his performance for fiscal 2000 or in the setting of his compensation for 2001. Dr. Friedman is also a member of the Board of Directors, but he did not participate in Board deliberations regarding the setting of his compensation for 2002.

The Company’s policy is generally to qualify compensation, including stock options and Corporate Incentive Plan bonuses, awarded or paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

Co	mpensation Committee

Ba	rry M. Ariko
Ba	rry M. Bloom
Jef	frey J. Collinson
Fre	derick B. Craves
Jon	S. Saxe

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of three directors, each of whom qualifies as “independent” under the current listing requirements of The Nasdaq Stock Market. The members of the Audit Committee are Jeffrey J. Collinson, Frederick B. Craves and Jon S. Saxe. The Audit Committee acts pursuant to a written charter that was originally adopted by the Board of Directors in June 2000 and amended and restated by the Audit Committee in June 2001 and by the Board of Directors in September 2001. A copy of the Audit Committee Charter, as amended, is attached as Appendix A to this Proxy Statement.

In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2001. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Statement No. 1 and discussed with the independent auditors, Ernst & Young LLP, the independence of that firm.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

Au	dit Committee

Jef	frey J. Collinson
Fre	derick B. Craves
Jon	S. Saxe

STOCK PRICE PERFORMANCE GRAPH

The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company’s Common Stock with the Center for Research in Security Prices (“CRSP”) Total Return Index for the Nasdaq Pharmaceutical Stocks (the “Nasdaq Pharmaceutical Index”) and the CRSP Total Return Index for the Nasdaq U.S. and Foreign Stocks (the “Nasdaq Composite Index”), assuming an investment of $100 in each on January 1, 1996. The Company’s Common Stock was traded on the American Stock Exchange from November 4, 1993 until January 16, 1996, at which time it commenced trading on the Nasdaq National Market. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

	12/29/96	12/31/97	12/31/98	12/31/99	12/31/00	12/29/01
Incyte Genomics, Inc.	100.00	174.76	145.15	233.01	193.20	150.99
Nasdaq Pharmaceutical Index	100.00	103.05	130.81	246.64	307.65	262.17
Nasdaq Composite Index	100.00	117.38	180.30	284.52	199.09	138.76

PROPOSAL 2

PROPOSAL TO AMEND THE INCYTE GENOMICS, INC. 1991 STOCK PLAN

In February 2002, the Board of Directors approved an amendment to the Company’s amended and restated 1991 Stock Plan (the “1991 Stock Plan”), subject to the approval of the Company’s stockholders at the Annual Meeting. The following summary of the principal features of the 1991 Stock Plan is qualified by reference to the terms of the 1991 Stock Plan, a copy of which is available without charge upon stockholder request to Marilyn Pasquinelli, Incyte Genomics, Inc., 3160 Porter Drive, Palo Alto, California 94304.

Summary of Amendments

The amendment to the 1991 Stock Plan approved by the Board of Directors and submitted for stockholder approval consists of an increase in the number of shares of Common Stock reserved for issuance under the 1991 Stock Plan from 19,900,000 to 22,350,000 shares.

1991 Stock Plan

The 1991 Stock Plan was initially adopted by the Board of Directors in November 1991 and first approved by the Company’s stockholders in December 1991. It was amended and restated by the Board of Directors in February 2001, and the Company’s stockholders approved the amended and restated 1991 Stock Plan in June 2001. The purpose of the 1991 Stock Plan is to assist the Company in the recruitment, retention and motivation of employees and of independent contractors who are in a position to make material contributions to the Company’s progress. The 1991 Stock Plan offers a significant incentive to the employees and independent contractors of the Company by enabling such individuals to acquire shares of Common Stock, thereby increasing their proprietary interest in the growth and success of the Company.

The 1991 Stock Plan provides for the direct award or sale of shares of Common Stock (including restricted stock units) and for the grant of both incentive stock options (“ISO”) to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonstatutory stock options (“NSO”) to purchase Common Stock that do not qualify for such treatment under the Code. All employees (including officers) of the Company or any subsidiary and any independent contractor who performs services for the Company or a subsidiary are eligible to purchase shares of Common Stock and to receive awards of shares or grants of NSOs. Only employees are eligible to receive grants of ISOs. As of December 31, 2001, 821 employees were eligible to be considered for the grant of options under the 1991 Stock Plan. Options to purchase more than 800,000 shares may not be granted in a single calendar year to any participant in the 1991 Stock Plan.

The 1991 Stock Plan also permits the award of shares of Common Stock pursuant to restricted stock units, which represent the Company’s promise to issue an equivalent number of shares of Common Stock, or distribute cash, when the units vest or at a later settlement date.

A total of 22,350,000 shares of Common Stock (including 2,450,000 shares subject to stockholder approval at the Annual Meeting) have been reserved for issuance under the 1991 Stock Plan. If any option granted under the 1991 Stock Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional option grants. As of December 31, 2001, the Company had outstanding options to purchase an aggregate of 9,014,921 shares of Common Stock at exercise prices ranging from $0.50 to $119.875 per share, or a weighted average per share exercise price of $15.7309 under the 1991 Stock Plan; had outstanding restricted stock units to issue 490,000 shares of Common Stock under the 1991 Stock Plan; had issued 7,269,019 shares of Common Stock under the 1991 Stock Plan; and had 5,576,060 shares of Common Stock (including 2,450,000 shares subject to stockholder approval at the Annual Meeting) available for future issuance under the 1991 Stock Plan.

The Compensation Committee has not made any determination with respect to future awards under the 1991 Stock Plan, and any allocation of such awards will be made only in accordance with the provisions of the 1991 Stock Plan, including the additional shares of stock that the stockholders are being asked to approve. The Company believes that the granting of options and restricted stock units is necessary to attract the highest quality personnel, particularly as it makes key scientific hires to support the Company’s new therapeutic discovery and development efforts, as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company, which ultimately is in the interest of the Company’s stockholders.

As of December 31, 2001, the following persons or groups had in total, received options to purchase shares of Common Stock under the 1991 Stock Plan as follows: (i) the Chief Executive Officer and the Named Executive Officers: Dr. Friedman 400,000 shares, Mr. Whitfield, 838,800 shares, Mr. Lack, 412,000 shares, Mr. Bendekgey, 446,000 shares, Mr. Vuko, 291,000 shares, Mr. Neal, 291,000 shares; (ii) all current executive officers of the Company as a group: 3,141,802 shares; (iii) all current directors who are not executive officers as a group: 40,000 shares; (iv) each nominee for director (other than the director listed in (i) above): Mr. Ariko, no shares, Mr. Baker, no shares, Mr. Brooke, no shares, Mr. Collinson, no shares, Dr. Craves, 20,000 shares, Mr. De Schutter, no shares, and Mr. Saxe, 20,000 shares, and (v) all employees of the Company, including all current officers who are not executive officers, as a group: 18,062,724 shares. In addition, as of December 31, 2001, the following persons or groups received restricted stock units under the 1991 Stock Plan as follows: (i) the Chief Executive Officer and the Named Executive Officers: Dr. Friedman 100,000 units, Mr. Whitfield, 100,000 units, Mr. Bendekgey, 40,000 units, Mr. Lack, 80,000 units, Mr. Neal, 40,000 units and Mr. Vuko, 40,000 units; and (ii) all current executive officers of the Company as a group: 490,000 units.

Administration

The 1991 Stock Plan is administered by the Compensation Committee. Subject to the limitations set forth in the 1991 Stock Plan, the Compensation Committee has the authority to determine, among other things, to whom options will be granted and shares or restricted stock units will be issued, the number of shares, the term during which an option may be exercised and the rate at which the options may be exercised and the shares or restricted stock units may vest. The Board of Directors has created a secondary committee, the Non-Management Stock Option Committee, which is authorized to make grants and awards under the 1991 Stock Plan to eligible individuals other than members of the Board, the “Section 16 officers”, and employees with the title of Senior Vice President or above. Grants and awards by the Non-Management Stock Option Committee may total no more than 50,000 shares of Common Stock to any individual in any calendar year.

Terms of Options, Shares Offered for Sale and Restricted Stock Units

The maximum term of each option that may be granted under the 1991 Stock Plan is ten years, except as may otherwise be provided in an option agreement. Stock options granted under the 1991 Stock Plan must be exercised by the optionee before the earlier of the expiration of such option or the date 90 days after termination of the optionee’s employment, except that the period may be extended on certain events including death and termination of employment due to disability.

The exercise price under each option will be established by the Compensation Committee subject to limitations set forth in the 1991 Stock Plan. The exercise price of ISOs and NSOs cannot be lower than the fair market value of the Common Stock on the date of grant. On April 19, 2002, the closing sale price for the Common Stock on the Nasdaq Stock Market was $9.36. The exercise price must be paid in full at the time of exercise. Under the 1991 Stock Plan, the exercise price is payable in cash or, in certain circumstances, Common Stock or by promissory note. The 1991 Stock Plan also allows an optionee to pay the exercise price by giving “exercise/sale” or “exercise/pledge” directions. If exercise/sale directions are given, a number of option shares sufficient to pay the exercise price and any withholding taxes is issued to a securities broker selected by the Company, who, in turn, sells the shares in the open market. The broker remits the exercise price and any withholding taxes to the Company from the proceeds of the sale, and the optionee receives any remaining shares or cash. If exercise/pledge directions are given, the option shares are issued directly to a securities broker or other lender selected by the Company. The broker or other lender will hold the shares as security and will extend credit for up to 50% of their market value. The loan proceeds will be paid to the Company to the extent necessary to pay the exercise price and any withholding taxes. Any excess loan proceeds may be paid to the optionee. If the loan proceeds are insufficient to cover the exercise price and withholding taxes, the optionee will be required to pay the deficiency to the Company at the time of exercise.

Options may have such terms and be exercisable in such manner and at such times as the Compensation Committee may determine.

The terms of any sale of shares of Common Stock under the 1991 Stock Plan will be set forth in a stock purchase agreement to be entered into between the Company and each purchaser. The Compensation Committee will determine the terms and conditions of such stock purchase agreements, which need not be identical. The purchase price for shares of Common Stock sold under the 1991 Stock Plan may not be less than the par value of such shares. The purchase price may be paid, at the Compensation Committee’s discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the 1991 Stock Plan in consideration of services rendered prior to the award, without a cash payment by the recipient.

The terms of any awards of restricted stock units under the 1991 Stock Plan will be set forth in a restricted stock unit agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such restricted stock unit agreements, which need not be identical. Each unit represents the right to receive at a later date one share of Common Stock or, in the Company’s discretion, cash equal to the fair market value of that share. At the time of settlement of the units, the holder must pay in cash the par value of any shares of Common Stock received.

Common Stock transferred pursuant to the 1991 Stock Plan (including shares acquired upon the exercise of certain options) may be subject to repurchase by the Company in the event that any applicable vesting conditions are not satisfied. A holder of shares transferred under the 1991 Stock Plan has the same voting, dividend and other rights as the Company’s other stockholders.

Amendment and Termination

The 1991 Stock Plan may be amended at any time by the Board of Directors, subject to applicable laws. Unless sooner terminated by the Board of Directors, the 1991 Stock Plan will terminate on February 15, 2011, and, following such date, no further options may be granted or stock sold pursuant to such plan except upon the exercise of options granted prior to the termination date.

Effect of Certain Corporate Events

In the event of a subdivision of the outstanding Common Stock or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in Common Stock or, if in an amount that has a material effect on the price of the shares, in cash, the Compensation Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the 1991 Stock Plan, as appropriate. Such an adjustment was made in connection with the Company’s two-for-one stock splits effected in the form of 100% stock dividends paid in November 1997 and August 2000.

In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionees’ consent.

Certain Federal Income Tax Consequences of Options Under the 1991 Stock Plan

Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the “spread” between the exercise price and the fair market value of Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 1991 Stock Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

The recipient of a restricted stock unit will recognize ordinary income upon receipt of Common Stock or cash when the vested units are settled. The Company will be entitled to a deduction at the same time and in the same amount.

The above description of tax consequences is based upon federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the 1991 Stock Plan.

Required Vote

Approval of the amendment to the 1991 Stock Plan requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

The Board of Directors recommends a vote “FOR” the amendment to the Company’s 1991 Stock Plan.

PROPOSAL 3

PROPOSAL TO AMEND THE 1993 DIRECTORS’ STOCK OPTION PLAN
OF INCYTE GENOMICS, INC.

In February 2002, the Board of Directors approved an amendment to the Company’s 1993 Directors’ Stock Option Plan (as amended, the “Directors’ Option Plan”), subject to the approval of the Company’s stockholders at the Annual Meeting. The following summary of the principal features of the Directors’ Option Plan is qualified by reference to the terms of the Directors’ Option Plan, a copy of which is available without charge upon stockholder request to Marilyn Pasquinelli, Incyte Genomics, Inc., 3160 Porter Drive, Palo Alto, California 94304.

Description of Amendment

The amendment to the Directors’ Option Plan approved by the Board of Directors and submitted for stockholder approval consists of an increase in the number of shares of Common Stock reserved for issuance under the Directors’ Option Plan from 800,000 to 1,100,000 shares.

1993 Directors’ Stock Option Plan

The Directors’ Option Plan was adopted by the Board of Directors in July 1993 and approved by the Company’s stockholders in September 1993. The Board of Directors approved an increase in the number of shares available for grant under the Directors’ Option Plan in February 2002, subject to stockholder approval. The purpose of the Directors’ Option Plan is to assist the Company in the recruitment, retention and motivation of certain non-employee directors. The Directors’ Option Plan offers a significant incentive to non-employee directors of the Company by enabling such individuals to acquire shares of the Company’s Common Stock, thereby increasing their proprietary interest in the growth and success of the Company.

The Directors’ Option Plan provides for the automatic grant of options to purchase shares of Common Stock to directors of the Company who are not employees of the Company, who do not own or represent an owner of 5% or more of the Common Stock, and who do not join the Board through a contractual arrangement between the Company and a third party. Each such director will receive, on the date of each annual meeting of stockholders of the Company, an option to purchase 5,000 shares of Common Stock at the fair market value on the date of grant. The annually granted options will vest in full on the first anniversary of the date of grant. Each such director who is not initially elected at a regular annual meeting of the Company’s stockholders will receive an option for a pro rata portion of 5,000 shares based upon the number of full months remaining from the date of the election of the director until the next regular annual meeting of the Company’s stockholders divided by twelve. This option will vest in full at the next regular annual meeting of the Company’s stockholders following the date of grant. Each new director appointed to the Board of Directors after March 2001 will also receive an initial stock option grant. This option will entitle the director to purchase 30,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, and will vest as to 25% of the shares on the first anniversary of the date of grant and the remaining shares will vest in equal monthly installments over a thirty-six month period.

A total of 1,100,000 shares of Common Stock (including 300,000 shares subject to stockholder approval at the Annual Meeting) have been reserved for issuance under the Directors’ Option Plan. If any option granted under the Directors’ Option Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional option grants. As of December 31, 2001, the Company had outstanding options under the Directors’ Option Plan to purchase an aggregate of 667,919 shares of Common Stock at exercise prices ranging from $1.00 to $35.5625 per share, or a weighted average per share exercise price of $10.7562. A total of 312,081 shares of Common Stock is available for future issuance under the Directors’ Option Plan (including 300,000 shares subject to stockholder approval at the Annual Meeting), of which options to purchase an aggregate of 35,000 shares are anticipated to be granted following the Annual Meeting, assuming election of Messrs. Ariko, Baker, Brooke, Collinson, De Schutter and Saxe and Dr. Craves as directors.

Terms of Options

The term of each option granted under the Directors’ Option Plan is ten years. Stock options granted under the Director’s Option Plan must be exercised by the optionee before earlier of the expiration of such option or the date six months after termination of the optionee’s service as a director, except that period may be extended on certain events including death and termination of employment due to disability.

The exercise price of an option granted under the Directors’ Option Plan must be paid in full at the time of exercise in cash or, in certain circumstances, by Common Stock. The Director’s Plan also allows an optionee to pay the exercise price by giving “exercise/sale” or “exercise/pledge” directions, as described above under “Proposal 2—Proposal to Amend the Incyte Genomics, Inc. 1991 Stock Plan—1991 Stock Plan—Terms of Options, Shares Offered for Sale and Restricted Stock Units.”

Effect of Certain Corporate Events

Options granted under the Directors’ Option Plan are subject to adjustment in the event of certain corporate events in the same manner as options granted under the 1991 Stock Plan. See “Proposal 2—Proposal to Amend the Incyte Genomics, Inc. 1991 Stock Plan—1991 Stock Plan—Effect of Certain Corporate Events.”

In addition, the vesting of Options granted under the Directors’ Option Plan will accelerate upon a change of control.

Amendment and Termination

The Directors’ Option Plan may be amended or terminated at any time by the Board of Directors, subject to applicable laws, except that the provisions of the Directors’ Option Plan relating to the amount, price and timing of option grants may not be amended more than once in any six-month period.

Certain Federal Income Tax Consequences of Options Under the Directors’ Option Plan

Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. Upon exercising an option, the optionee generally must recognize ordinary income equal to the “spread” between the exercise price and the fair market value of Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount. Upon disposition of option shares acquired under the Directors’ Option Plan, the difference between the sale proceeds and the fair market value of the shares on the date of exercise will be treated as a capital gain or loss—either long-term or short-term, depending on how long the shares have been held. The Company will not be entitled to a deduction in connection with a disposition of option shares.

The above description of tax consequences is based upon federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the Directors’ Option Plan.

Required Vote

Approval of the amendment to the 1993 Directors’ Stock Plan requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

The Board of Directors recommends a vote “FOR” the amendment to the Company’s 1993 Directors’ Stock Option Plan.

PROPOSAL 4

PROPOSAL TO AMEND THE INCYTE GENOMICS, INC.
1997 EMPLOYEE STOCK PURCHASE PLAN

In April 2002, the Board of Directors approved an amendment to the Company’s 1997 Employee Stock Purchase Plan (as amended, the “ESPP”), subject to the approval of the Company’s stockholders at the Annual Meeting. The following summary of the principal features of the ESPP is qualified by reference to the terms of the ESPP, a copy of which is available without charge upon stockholder request to Marilyn Pasquinelli, Incyte Genomics, Inc., 3160 Porter Drive, Palo Alto, California 94304.

Description of Amendment

The amendment to the ESPP approved by the Board of Directors and submitted for stockholder approval consists of an increase in the number of shares of Common Stock reserved for issuance under the ESPP from 1,600,000 to 2,100,000 shares.

Employee Stock Purchase Plan

The ESPP was adopted by the Board of Directors in February 1997, effective August 1, 1997 and first approved by the Company’s stockholders in April 1997. The ESPP was amended and restated by the Board of Directors in February 2001, and the Company’s stockholders approved the amended and restated ESPP in June 2001. The purpose of the ESPP is to provide employees with an opportunity to acquire shares of the Common Stock at a price below their market value and to pay for the purchases through payroll deductions, thereby enabling the Company to attract, retain and motivate valued employees. A total of 2,100,000 shares of Common Stock (including 500,000 shares subject to stockholder approval at the Annual Meeting) have been reserved for issuance under the ESPP.

Administration

The ESPP is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to construe, interpret and apply the terms of the ESPP, to determine eligibility, to establish such limitations and procedures as it determines are consistent with the ESPP and to adjudicate any disputed claims under the ESPP.

Eligibility; Price of Shares

Each regular full-time and part-time employee of the Company and subsidiaries designated by the Board of Directors who customarily works at least 20 hours per week and more than five months in any calendar year is eligible to participate in the ESPP after one month of employment. However, no employee is eligible to participate in the ESPP if, immediately after electing to participate, the employee would own stock of the Company (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of stock of the Company. In addition, no employee is permitted to participate if under the ESPP and all similar purchase plans of the Company or its subsidiaries, such rights would accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year.

Under the ESPP, each calendar year is divided into two six-month “purchase periods” commencing May 1 and November 1 of each year. At the end of each purchase period, the Company will apply the amount contributed by the participant during that period to purchase shares of Common Stock for him or her. The purchase price will be equal to 85% of the lower of (a) the market price of the Common Stock on the first day of the applicable “offering period” or (b) the market price of the Common Stock on the last business day of the purchase period. In general each offering period is 24 months long, but a new offering period begins every six months. Thus, up to four overlapping offering periods may be in effect at the same time. If the market price of the Common Stock is lower on the purchase date, then the subsequent offering period automatically becomes the applicable offering period. No participant may purchase more than 8,000 shares in any one purchase period.

Participation; Payroll Deductions; Purchase of Shares

Eligible employees become participants in the ESPP by executing a subscription agreement authorizing payroll deductions and filing it with the Company’s stock administrator at least ten business days before the first day of the applicable offering period. The payroll deductions made for each participant may be not be less than 1% and not more than 10% of the participant’s cash compensation, and may not exceed such percentage of the participant’s cash compensation as the participant designates. Payroll deductions commence with the first paycheck issued during the offering period and are deducted from subsequent paychecks throughout the offering period unless changed or terminated as provided in the ESPP.

Participants are notified by statements of account as soon as practicable following the end of each purchase period as to the amount of payroll deductions, the number of shares purchased, the purchase price and the remaining cash balance of their accounts. Certificates representing the shares are delivered to a brokerage account and kept in such account pursuant to the subscription agreement.

Withdrawal From the ESPP; Termination of Employment

Participants may withdraw from the ESPP at any time up to 10 business days prior to the purchase date. As soon as practicable after withdrawal, payroll deductions cease and all amounts credited to the participant’s account are refunded in cash, without interest. A participant who has withdrawn from the ESPP cannot be a participant in future offering periods unless he or she re-enrolls pursuant to the ESPP’s guidelines.

Termination of a participant’s status as an eligible employee is treated as an automatic withdrawal from the ESPP. A participant may designate in writing a beneficiary who is to receive shares and cash in the event of the participant’s death subsequent to the purchase of shares, but prior to delivery. A participant may also designate a beneficiary to receive cash in his or her account in the event of such participant’s death prior to the last day of the offering period. Any other attempted assignment, except by will, and the laws of descent and distribution, may be treated as a withdrawal.

Amendment and Termination

The ESPP may be amended or terminated at any time by the Board of Directors, subject to applicable laws.

Effect of Certain Corporate Events

In the event of a subdivision of the outstanding Common Stock or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in Common Stock or, if in an amount that has a material effect on the price of the shares, in cash, the Compensation Committee will make adjustments in the number and/or purchase price of shares and/or the number of shares available under the ESPP, as appropriate.

Required Vote

The amendment of the ESPP requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

The Board of Directors recommends a vote “FOR” the amendment to the Company’s 1997 Employee Stock Purchase Plan.

PROPOSAL 5

RATIFICATION OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2002, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company’s financial statements since the Company’s inception in 1991. Representatives of Ernst & Young LLP are expected to be present at the Company’s Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed or expected to be billed by Ernst & Young LLP for audit services rendered for the audit of the Company’s annual statements and reviews of the Company’s quarterly financial statements for fiscal year 2001, including the Company’s Annual Report on Form 10-K, as well as all other fees in connection with these services.

Audit Fees	$338,000
Financial Information Systems Design and Implementation Fees	$0
Management Consulting Fees	$0
All Other Fees(1)	$305,000

(1)
Included in this amount were audit related fees of $192,000, which included review of SEC registration statements, audits of employee benefit plans, consents, and consultation on accounting standards on transactions.

The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining Ernst & Young LLP’s independence.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company’s independent auditors for the fiscal year ending December 31, 2002.

The Board of Directors recommends a vote “FOR” ratification of Ernst & Young LLP as the Company’s independent auditors.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2003 Annual Meeting must be received by the Secretary of the Company no later than January 2, 2003 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the Company’s proxy statement for the 2003 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 70 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 10th day after the earlier of the day the Company mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

ANNUAL REPORT

The Company will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of Common Stock at the close of business on April 19, 2002, a copy of the Company’s Annual Report on Form 10-K, including the financial statements, the financial statement schedules, and all exhibits. The written request should be sent to: Investor Relations Department, Incyte Genomics, Inc., 3160 Porter Drive, Palo Alto, California 94304.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. Mr. Julian C. Baker filed a late Form 3 after his appointment as a Director of the Company in November 2001. Based solely on our review of the copies of such forms received by us, or written representation from certain reporting persons, we believe that all of the other filing requirements for such persons were satisfied for 2001.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

By	order of the Board of Directors.

Pau	l A. Friedman
Chief Executive Officer

April 30, 2002

Appendix A

INCYTE GENOMICS, INC.
AUDIT COMMITTEE CHARTER
(as amended as of September 20, 2001)

The Audit Committee shall be appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities relating to the Company’s (1) financial statements and auditing, accounting and related reporting processes and (2) systems of internal controls regarding finance, accounting, financial reporting, and business practices and conduct established by management and the Board.

Composition

The Audit Committee shall consist of at least three members of the Board, each of whom shall meet the independence and experience requirements of applicable laws, regulations, and stock market rules. The members of the Audit Committee shall be appointed by the Board.

Responsibilities

The Audit Committee shall:

Documents/Reports Review

•
Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements, and give a recommendation as to whether the audited financial statements be included in the Company’s Annual Report on Form 10-K.

•	Review with management and the independent auditors the Company’s quarterly financial statements.

•
Review with management and the independent auditors the significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements and discuss any other matters communicated to the Committee by the independent auditors.

•	Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Accounting and Financial Controls Framework

•	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

•	Review with the independent auditors any management letter provided by the independent auditors and the Company’s responses to that letter.

Independent Auditors

•	Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and the Board.

•	Approve the fees to be paid to the independent auditors.

•	Receive disclosures from the independent auditors regarding the auditors’ independence required by Independence Standards Board Standard No. 1, discuss such reports with the independent auditors, and,

A-1

if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

•	Evaluate together with the Board the performance of the independent auditors and, if so determined by the Audit Committee, recommend that the Board replace the independent auditors.

•	Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

•	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

General Authority and Responsibilities

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

A-2

                                                                      Appendix B

                               1991 STOCK PLAN OF
                              INCYTE GENOMICS, INC.
                 (As Amended and Restated on February 27, 2002)

SECTION 1.  ESTABLISHMENT AND PURPOSE.

     The Plan was adopted on November 7, 1991, amended and restated on February
15, 2001, and, subject to stockholder approval, amended as of February 27,2002.
The purpose of the Plan is to offer selected employees and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of
Options to purchase Shares. Options granted under the Plan may include
Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

     The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.  DEFINITIONS.

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b) "Change in Control" shall mean the occurrence of either of the following events:

          (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

               (A) Had been directors of the Company 24 months prior to such change; or

               (B) Were elected, or nominated for election, to the Board of
          Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the
     Company representing 50 percent or more of the combined voting power of the
     Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

     (e) "Company" shall mean Incyte Genomics, Inc. (formerly Incyte
Pharmaceuticals, Inc.), a Delaware corporation.

     (f) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary or (ii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of
Directors. Service as an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (i) "Fair Market Value," with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

          (i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the
     OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink
     Sheets" published by the National Quotation Bureau, Inc.;

          (ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair
     Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

          (iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

          (iv) If none of the foregoing provisions is applicable, then the Fair
     Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (j) "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

     (k) "Nonstatutory Option" shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

     (l) "Offeree" shall mean an individual to whom the Committee has offered the right to

                                       2

acquire Shares under the Plan (other than upon exercise of an Option).

     (m) "Option" shall mean an ISO or Nonstatutory Option granted under the
Plan and entitling the holder to purchase Shares.

     (n) "Optionee" shall mean an individual who holds an Option.

     (o) "Plan" shall mean this Amended and Restated 1991 Stock Plan of Incyte
Genomics, Inc.

     (p) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (q) "Service" shall mean service as an Employee.

     (r) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 (if applicable).

     (s) "Stock" shall mean the Common Stock, $.001 par value, of the Company.

     (t) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (u) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (v) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (w) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3.  ADMINISTRATION.

     (a) Committee Composition. The Plan shall be administered by the Committee.
The Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Awards to persons who are officers or directors of the Company under Section 16 of the Exchange Act or the Board itself. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Shares and Options under the Plan to such Employees and may determine all terms of such grants.

                                       3

     (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the
Committee.

     (c) Committee Responsibilities. Subject to the provisions of the Plan, the
Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v) To select the Offerees and Optionees;

          (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of
     Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including
     (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase Agreement or Stock Option
     Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

          (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

          (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

                                       4

SECTION 4.  ELIGIBILITY.

     (a) General Rule. Only Employees, as defined in Section 2(f), shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a
Subsidiary shall be eligible for the grant of ISOs.

     (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the
Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire
Shares) shall not exceed 22,350,000 Shares, subject to adjustment pursuant to
Section 9. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient
Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan.

                                       5

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.

     (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan
(other than upon exercise of an Option) shall be evidenced by a Stock Purchase
Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase
Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (c) Purchase Price. The Purchase Price of Shares to be offered under the
Plan shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in
Section 8.

     (d) Withholding Taxes. As a condition to the award, purchase, vesting or sale of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the
Committee may impose, including any restrictions required by rules of the
Securities and Exchange Commission.

     (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the
Committee may determine. Such restrictions shall be set forth in the applicable
Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such
Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock
Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a

                                       6

Nonstatutory Option. Options granted to any Optionee in a single calendar year shall in no event cover more than 800,000 Shares, subject to adjustment in accordance with Section 9.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise
Price. The Exercise Price of an ISO shall not be less than 100 percent of the
Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any
Option shall be determined by the Committee at its sole discretion. The Exercise
Price shall be payable in a form described in Section 8.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the
Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The
Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any
Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and
Exchange Commission.

     (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. A Stock Option
Agreement may provide for accelerated exercisability in the event of the
Optionee's death, Total and Permanent Disability or retirement or other events.

     (f) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

     (g) Term. The Stock Option Agreement shall specify the term of the Option.
The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (h) Nontransferability. Except as may be provided in the applicable Stock
Option Agreement with respect to a Nonstatutory Option, no Option shall be transferable by the Optionee other than by will, by beneficiary designation delivered to the Company, or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                                       7

     (i) Termination of Service (Except by Death). Except as may be provided in the applicable Stock Option Agreement, if an Optionee's Service terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

          (i) The expiration date determined pursuant to Subsection (g) above;

          (ii) The date 90 days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

          (iii) The date six months after the termination of the Optionee's
     Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s)
may be exercised (prior to expiration) by the executors or administrators of the
Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination.

     (j) Leaves of Absence. Except as may be provided in the applicable Stock
Option Agreement, for purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the
Optionee's reemployment rights are guaranteed by statute or by contract.

     (k) Death of Optionee. Except as may be provided in the applicable Stock
Option Agreement, if an Optionee dies while he or she is in Service, then such
Optionee's Option(s) shall expire on the earlier of the following dates:

          (i) The expiration date determined pursuant to Subsection (g) above;
     or

          (ii) The date six months after the Optionee's death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such
Option(s) directly from the Optionee by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

     (l) No Rights as a Stockholder. An Optionee, or a transferee of an
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until he or she

                                       8

becomes entitled, pursuant to the terms of such Option, to receive such Shares.
No adjustments shall be made, except as provided in Section 9.

     (m) Modification, Extension and Assumption of Options. Within the
limitations of the Plan, the Committee may modify, extend or assume outstanding
Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise
Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

     (n) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the
Committee may determine. Such restrictions shall be set forth in the applicable
Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.  PAYMENT FOR SHARES.

     (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of
America at the time when such Shares are purchased, except as provided in
Subsections (b), (c), (d), (e) and (f) below.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a
Subsidiary prior to the award. If Shares are awarded without the payment of a
Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

     (d) Promissory Note. To the extent that a Stock Option Agreement or Stock
Purchase Agreement so provides, a portion of the Exercise Price or Purchase
Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are pledged as security for payment of the principal amount of the promissory note and interest thereon and (iii)
the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

     (e) Exercise/Sale. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the
Company) of an irrevocable direction to a securities broker approved by the
Company to sell Shares and to deliver all or part of the sales proceeds to the
Company in payment of all or part of the Exercise Price and any

                                       9

withholding taxes.

     (f) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 9.  ADJUSTMENT OF SHARES.

     (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spinoff, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of
(i) the number of Shares available for future grants under Section 5, (ii) the limit set forth in Section 7(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

     (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, (i)
for the assumption of outstanding Options by the surviving corporation or its parent, (ii) for their continuation by the Company, if the Company is a surviving corporation, (iii) for payment of a cash settlement equal to the difference between the amount to be paid for one Share pursuant to such agreement and the Exercise Price or (iv) for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration.

     (c) Reservation of Rights. Except as provided in this Section 9, an
Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or
Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.  SECURITIES LAWS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the
Exchange Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the
Company's securities may then be listed.

                                       10

SECTION 11.  NO EMPLOYMENT RIGHTS.

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as amended and restated as set forth herein, shall become effective as of February 15, 2001. In the event the
Company's stockholders fail to approve the amendment to the Plan increasing the number of shares issuable hereunder at the 2001 annual meeting of stockholders, any Option grants or Stock awards made in excess of an aggregate of 17,400,000
Shares shall be null and void. The Plan shall terminate automatically on
February 15, 2011 and may be terminated on any earlier date pursuant to
Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations, rules, listing standards or other requirements, including (without limitation) Rule 16b-3 under the Exchange
Act. Stockholder approval shall not be required for any other amendment of the
Plan.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.  EXECUTION.

     To record the amendment and restatement of the Plan by the Board of
Directors on February 15, 2001, the Company has caused its authorized officer to execute the same.

                                        INCYTE GENOMICS, INC.

                                        By  /s/  ROY A. WHITFIELD
                                          --------------------------------------

                                        Its  Chief Executive Officer
                                           -------------------------------------

                                       11

                                                                      Appendix C

                              AMENDED AND RESTATED

                      1993 DIRECTORS' STOCK OPTION PLAN OF

                              INCYTE GENOMICS, INC.

                         (As Amended February 27, 2002)

SECTION 1. INTRODUCTION.

         The Plan was adopted on July 28, 1993, amended and restated as of
August 3, 1993, amended as of March 22, 1995, amended and restated as of March
18, 1998, amended and restated as of March 30, 2001, amended as of May 1, 2001, amended as of December 20, 2001 and, subject to stockholder approval, amended as of February 27, 2002. The purpose of the Plan is to offer the Company's
Nonemployee Directors an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan seeks to achieve this purpose by providing for the grant of nonstatutory options to purchase Stock.

         The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2. DEFINITIONS.

(a)  "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

(b)  "Change in Control" shall mean the occurrence of either of the following events:

     (i)  A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

          (A)  Had been directors of the Company 24 months prior to such change;
               or

          (B)  Were elected, or nominated for election, to the Board of
               Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

     (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the
          Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital

           Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

(c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

(d)  "Company" shall mean Incyte Genomics, Inc. (formerly Incyte
     Pharmaceuticals, Inc.), a Delaware corporation.

(e)  "Employee" shall mean an employee (within the meaning of section 3401(c) of the Code and the regulations thereunder) of the Company or of a Subsidiary of the Company.

(f)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(g)  "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option
     Agreement.

(h)  "Fair Market Value" shall mean the market price of Stock, determined by the
     Board of Directors as follows:

     (i)   If Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the
           Stock is not quoted on any such system, by the "Pink Sheets"
           published by the National Quotation Bureau, Inc.;

     (ii)  If Stock was traded over-the-counter on the date in question and was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The
           Nasdaq Stock Market;

     (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

     (iv)  If none of the foregoing provisions is applicable, then the Fair
           Market Value shall be determined by the Board of Directors in good faith on such basis as it deems appropriate.

     In all cases, the determination of Fair Market Value by the Board of
     Directors shall be conclusive and binding on all persons.

     (i)   "Nonemployee Director" shall mean a member of the Board of Directors who (i) is not an Employee, (ii) does not own five percent or more of the Stock, (iii) does not represent an owner of five percent or more of the Stock and (iv) does not join the Board of Directors pursuant to, or as a result of, a contractual arrangement between the Company and a third party.

(j)  "Nonstatutory Option" shall mean a stock option not described in sections
     422(b) or 423(b) of the Code.

(k)  "Option" shall mean a Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(l)  "Optionee" shall mean an individual who holds an Option.

(m)  "Plan" shall mean this 1993 Directors' Stock Option Plan of Incyte
     Genomics, Inc. (formerly Incyte Pharmaceuticals, Inc.), as it may be amended from time to time.

(n)  "Reverse Split" shall mean the one-for-two reverse split of the Stock authorized by the Board of Directors prior to the initial adoption of the
     Plan.

(o)  "Service" shall mean service as a member of the Board of Directors, whether or not as a Nonemployee Director.

(p)  "Share" shall mean one share of Stock, as adjusted in accordance with
     Section 6 (if applicable). All references to numbers of Shares in Section 3 hereof give effect to the Reverse Split and the 100% stock dividends paid in November 1997 and August 2000.

(q)  "Stock" shall mean the Common Stock ($.001 par value) of the Company.

(r)  "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

(s)  "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(t)  "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3. STOCK SUBJECT TO PLAN.

(a)  Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan shall not exceed 1,100,000 Shares, subject to adjustment pursuant to Section 6. The number of Shares that are subject to
     Options at any time shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the
     Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)  Additional Shares. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan.

SECTION 4. TERMS AND CONDITIONS OF OPTIONS.

(a)  Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.
     Such Option shall be subject to all applicable terms and conditions of the
     Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement.

(b)  Initial Grants. Each new Nonemployee Director who first joins the Board of
     Directors after March 30, 2001 shall receive an Option covering 30,000
     Shares within one business day after his or her initial election to the
     Board of Directors. The number of Shares included in an Option shall be subject to adjustment under Section 6.

(c)  Annual Grants. On the first business day following the conclusion of each regular annual meeting of the Company's stockholders, each Nonemployee
     Director who will continue serving as a member of the Board of Directors thereafter shall receive an Option covering 5,000 Shares, subject to adjustment under Section 6. Each Nonemployee Director who is not initially elected at a regular annual meeting of the Company's stockholders shall receive an Option to purchase a pro rata portion of 5,000 Shares within ten business days of such Director's election based on the number of full months remaining from date of election until the next regular annual meeting of the Company's stockholders divided by twelve. Any fractional shares resulting from such calculation shall be rounded up to the nearest whole number.

(d)  Exercise Price. The Exercise Price under each Option shall be equal to 100 percent of the Fair Market Value of the Stock subject to such Option on the date when such Option is granted. The entire Exercise Price of Shares issued under the Plan shall be payable in cash when such Shares are purchased, except as follows:

     (i)   Payment may be made all or in part with Shares that have already been owned by the Optionee or the Optionee's representative for more than six months and that are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (ii)  Payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (iii) Payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge
           Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(e)  Vesting. Each Option granted under Subsection (b) above shall become exercisable (i) as to one-fourth (1/4) of the total number of shares covered by such Option on the first anniversary of the date of grant and
     (ii) as to one-forty-eighth (1/48) of the total number of shares covered by such Option on each of a series of thirty-six (36) monthly installments thereafter. Except as set forth in the next succeeding sentence and in the last sentence of this Subsection (e), each Option granted under Subsection
     (c) above shall become exercisable in full on the first anniversary of the date of grant. Except as set forth in the last sentence of this Subsection
     (e), each Option granted under Subsection (c) to Nonemployee Directors who were not initially elected at a regular annual meeting of the Company's stockholders shall become exercisable in full at the next regular annual meeting of the Company's stockholders following the date of grant.
     Notwithstanding the foregoing, each Option granted under Subsection (c)
     above that is outstanding shall become exercisable in full in the event that a Change in Control occurs with respect to the Company.

(f)  Term of Options. Subject to Subsections (g) and (h) below, each Option shall expire on the 10th anniversary of the date when such Option was granted.

(g)  Termination of Service (Except by Death). If an Optionee's Service
     terminates for any reason other than death, then his or her Options shall expire on the earliest of the following occasions:

     (i)   The expiration date determined pursuant to Subsection (f) above;

     (ii)  The date 24 months after the termination of the Optionee's Service, if the termination occurs because of his or her Total and Permanent
           Disability; or

     (iii) The date six months after the termination of the Optionee's Service for any reason other than Total and Permanent Disability.

The Optionee may exercise all or part of his or her Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before his or her Service terminated. The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of his or her Service but before the expiration of his or her Options, all or part of such
Options may be exercised at any time prior to their expiration by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from him or her by bequest, inheritance or beneficiary designation under the Plan, but only to the extent that such Options had become exercisable before his or her Service terminated.

(h)  Death of Optionee. If an Optionee dies while he or she is in Service, then his or her Options shall expire on the earlier of the following dates:

     (i)   The expiration date determined pursuant to Subsection (f) above; or

     (ii)  The date 24 months after his or her death.

     All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such Options directly from him or her by bequest, inheritance or beneficiary designation under the Plan.

(i)  Nontransferability. No Option shall be transferable by the Optionee other than by will, by written beneficiary designation or by the laws of descent and distribution. An Option may be exercised during the lifetime of the
     Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(j)  Stockholder Approval. Subsection (e) above notwithstanding, no Option shall be exercisable under any circumstances unless and until the Company's stockholders have approved the Plan.

SECTION 5. MISCELLANEOUS PROVISIONS.

(a)  No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until he or she becomes entitled, pursuant to the terms of such Option, to receive such Shares. No adjustment shall be made, except as provided in Section 6.

(b)  Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options
     (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such
     Option.

(c)  Restrictions on Issuance of Shares. Shares shall not be issued under the
     Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed. The Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the
     Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act of
     1933, as amended, the securities laws of any state or any other law.

(d)  Withholding Taxes. The Company's obligation to deliver Stock upon the exercise of an Option shall be subject to any applicable tax withholding requirements.

(e)  No Retention Rights. No provision of the Plan, nor any Option granted under the Plan, shall be construed as giving any person the right to be elected as, or to be nominated for election as, a Nonemployee Director or to remain a Nonemployee Director.

SECTION 6. ADJUSTMENT OF SHARES.

(a)  General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding
     Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Options available for future grants under Section 3, (ii) the number of Shares to be covered by each new Option under Section 4, (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

(b)  Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide (i) for the assumption of outstanding Options by the surviving corporation or its parent, (ii) for their continuation by the Company, if the Company is a surviving corporation, (iii) for payment of a cash settlement equal to the difference between the amount to be paid for one Share pursuant to such agreement and the Exercise Price or (iv) for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration.

(c)  Reservation of Rights. Except as provided in this Section 6, an Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class.
     Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or
     Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the
     Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 7. DURATION AND AMENDMENTS.

(a)  Term of the Plan. The Plan shall become effective on the date of its adoption by the Board of Directors, subject to approval of the Company's stockholders. The Plan shall remain in effect until it is terminated under
     Subsection (b) below.

(b)  Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason, except that the provisions of the Plan relating to the amount, price and timing of
     Option grants shall not be amended more than

     once in any six-month period. Any amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations, rules, listing standards or other requirements, including (without limitation) Rule 16b-3 under the Exchange
     Act. Stockholder approval shall not be required for any other amendment of the Plan.

(c)  Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the
     Plan.

SECTION 8. EXECUTION.

         To record the amendment of the Plan as of February 27, 2002, the
Company has caused its authorized officer to execute the same.

                                 INCYTE GENOMICS, INC.

                                 By  /s/ Lee Bendekgey
                                   ---------------------------------------------

                                 Title  Executive Vice President
                                      ------------------------------------------

                                                                      Appendix D

                              INCYTE GENOMICS, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN

                           (as amended April 22, 2002)

     The following constitute the provisions of the 1997 Employee Stock Purchase
Plan of Incyte Genomics, Inc. (formerly Incyte Pharmaceuticals, Inc.), as amended June 26, 2001 and April 22, 2002 subject to stockholder approval.

1. Purpose.

     The purpose of the Plan is to provide employees of the Company and its
Designated Subsidiaries with an opportunity to purchase Common Stock of the
Company through accumulated payroll deductions. It is the intention of the
Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the Common Stock of the Company.

     (d) "Company" shall mean Incyte Genomics, Inc. and any Designated
Subsidiary of the Company.

     (e) "Compensation" shall mean all cash salary, wages, commissions and bonuses, but shall not include any imputed income or income arising from the exercise or disposition of equity compensation.

     (f) "Effective Date" shall mean June 26, 2001.

     (g) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (h) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty
(20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     (i) "Enrollment Date" shall mean the first day of each Offering Period.

     (j) "Exercise Date" shall mean the last Trading Day of each Purchase
Period.

     (k) "Fair Market Value" shall mean, as of any date, the value of Common
Stock determined as follows:

         (1)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The
              Nasdaq National Market or The Nasdaq SmallCap Market of The
              Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

         (2)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair
              Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the
              Board deems reliable; or

         (3)  In the absence of an established market for the Common Stock, the
              Fair Market Value thereof shall be determined in good faith by the Board.

     (l) "Offering Periods" shall mean the periods of approximately twenty-four
(24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after August 1,
1997 and shall end on the last Trading Day in the period ending October 31,
1999, and the second Offering Period under the Plan shall commence on the first
Trading Day on or after May 1, 1998. New employees who become eligible to participate in the Plan during an Offering Period shall have an opportunity to enroll in the Plan on the first day of the next quarter following the date the employee first becomes eligible to participate in the Plan (August 1 or February
1). The duration and timing of Offering Periods may be changed pursuant to
Section 4 of this Plan.

     (m) "Plan" shall mean this Employee Stock Purchase Plan.

     (n) "Purchase Price" shall mean an amount equal to 85% of the Fair Market
Value of a share of Common Stock on the Enrollment Date or on the Exercise Date,
whichever is lower.

     (o) "Purchase Period" shall mean the approximately six-month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date; provided, however that the first Purchase Period under the first Offering Period under the Plan shall mean the approximately nine month period commencing on the first Trading Day on or after August 1, 1997 and ending on the last Trading Day in the period ending
April 30, 1998.

     (p) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

     (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (r) "Trading Day" shall mean a day on which national stock exchanges and
The Nasdaq National Market (or any successor market system) are open for trading.

3. Eligibility.

     (a) Any Employee who has been employed by the Company for three months or more on a given Enrollment Date shall be eligible to participate in the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock
(determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods.

     The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other dates as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof;
provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after August 1, 1997 and shall end on the last
Trading Day in the period ending October 31, 1999, and the second Offering
Period under the Plan shall commence on the first Trading Day on or after May 1,
1998. New employees who become eligible to participate in the Plan during an
Offering Period shall have an opportunity to enroll in the Plan on the first day of the next quarter following the date the employee first becomes eligible to participate in the Plan (August 1 or February 1). The Board or a committee thereof shall have the power to change the duration of Offering Periods
(including the commencement dates thereof) and Purchase Periods thereunder with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first
Offering Period to be affected thereafter.

5. Participation.

     (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and

filing it with the Company's stock administrator 10 working days prior to the applicable Enrollment Date.

     (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the
Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. Payroll Deductions.

     (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the
Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of the participant's Compensation; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during said Offering
Period.

     (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

     (c) A participant may increase the rate of his or her payroll deductions at the beginning of each new Offering Period. Such increase shall take affect with the first payroll following the beginning of the new Offering Period. A participant may decrease the rate of his or her payroll deductions each month, provided that any decrease shall become effective with the first payroll of the next calendar month. Participants may discontinue his or her participation in the Plan during the Offering Date, provided that the discontinuation of participation in the Plan shall occur at least ten (10) working days prior to the next Enrollment Date. A participant must by complete or file with the
Company's stock administrator a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

     (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase
Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase
Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

     (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option.

     On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase
Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise
Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than two thousand (2,000)
shares of the Company's Common Stock (subject to any adjustment pursuant to
Section 18) on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof.
Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8. Exercise of Option.

     Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable
Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or
Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9. Delivery.

     As promptly as practicable after each Exercise Date on which a purchase of shares occurs, a share certificate or certificates representing the number of shares so purchased shall be delivered to a brokerage account designated by the
Company and kept in such account pursuant to a subscription agreement between each participant and the Company and subject to the conditions described therein which may include a requirement that shares be held and not sold for certain time periods, or the Company shall establish some other means for such participants to receive ownership of the shares.

10. Withdrawal.

     (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering
Period shall be automatically terminated, and no further payroll deductions for the purchase of

shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

     (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11. Termination of Employment.

     Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

12. Interest.

     No interest shall accrue on the payroll deductions of a participant in the
Plan.

13. Stock.

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be two million one hundred thousand (2,100,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given
Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the
Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

     (c) Shares purchased by a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14. Administration.

     The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the
Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the
Plan in the event of such participant's death prior to exercise of the option.
If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability.

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the
Plan may be assigned, transferred, pledged or otherwise disposed of in any way
(other than by will, the laws of descent and distribution or as provided in
Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds.

     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger
    or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which

has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of outstanding shares of Common Stock effected without receipt of consideration by the Company;
provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration".
Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, limited liability company or other entity, the
Plan shall terminate upon the date of the consummation of such transaction unless the plan of merger, consolidation or reorganization provides otherwise, and any Purchase Periods then in progress shall be shortened by setting a new
Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New
Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof. The Plan shall in no event be construed to restrict the Company's right to undertake any liquidation, dissolution, merger, consolidation or other reorganization.

19. Amendment or Termination.

     (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an
Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

     (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the
Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of

changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. Notices.

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares.

     Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities
Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the
Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan.

     The Plan, as amended and restated, shall become effective upon the
Effective Date. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

23. Automatic Transfer to Low Price Offering Period.

     To the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise
Date in an Offering Period is lower than the Fair Market Value of the Common
Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

24. Execution.

     To record the amendment and restatement of the Plan by the Board of
Directors as of the Effective Date, the Company has caused its authorized officer to execute the same.

                                        INCYTE GENOMICS, INC.

                                        By /s/ Lee Bendekgey
                                          --------------------------------------

                                        Its  Executive Vice President
                                           -------------------------------------

                                    EXHIBIT A

                                                         INCYTE GENOMICS, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

                                               Enrollment Date: _______________

____     Original Application
____     Change in Payroll Deduction Rate
____     Change of Beneficiary(ies)

(1)      ___________________________ hereby elects to participate in the Incyte
         Genomics, Inc. 1997 Employee Stock Purchase Plan (the "Employee Stock
         Purchase Plan") and subscribes to purchase shares of the Company's
         Common Stock in accordance with this Subscription Agreement and the
         Employee Stock Purchase Plan.

(2)      I hereby authorize payroll deductions from each paycheck in the amount of ___% of my Compensation (as defined in the Employee Stock Purchase
         Plan) on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

(3)      I understand that these payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option to purchase shares.

(4)      I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of such Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

(5)      Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):

         ________________________________________________

(6)      I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date. I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to

         notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for
         Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from any compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of
         Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that
         I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares; or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

(7)      I hereby agree to be bound by the terms of the Employee Stock Purchase
         Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

(8)      In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the
         Employee Stock Purchase Plan:

NAME: (Please print)
                     -----------------------------------------------------------
                         (First)              (Middle)             (Last)

---------------------------------------   --------------------------------------
              (Relationship)

                                          --------------------------------------
                                                                      (Address)

Employee's Social Security Number:
                                  ----------------------------------------------

Employee's Address:
                   -------------------------------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT
SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
       -------------------------------     -------------------------------------
                                           Signature of Employee

                                           -------------------------------------
                                           Spouse's Signature
                                           (If beneficiary other than spouse)

                                   APPENDIX A

                      EMPLOYEES OF INCYTE GENOMICS LIMITED

         Gains on options exercised under the Plan by Employees who are employed by Incyte Genomics Limited ("Limited") are subject to National Insurance
Contributions under United Kingdom Social Security Contributions and Benefits
Act 1992, section 4(4)(a) ("Secondary Contributions"). Secondary Contributions
are payable by Limited unless Limited and the Employee enter into a joint election in the form attached hereto as Exhibit A to transfer liability for payment of the Secondary Contributions to the Employee (the "Joint Election").
Effective January 1, 2001, any Employee of Limited who wishes to exercise options granted pursuant to the Plan must enter into a Joint Election in accordance with the following provisions:

         A.1  Filing Date for Current Participants. Employees of Limited who
enrolled in the Plan prior to October 31, 2001 and who have not withdrawn from the Plan must file the Joint Election with the Company's stock administrator not later than ten (10) business days prior to October 31, 2001. Any such Employee who fails to file the Joint Election in a timely manner will be deemed to have withdrawn from the Plan prior to October 31, 2001 and his or her option or options will not be exercised on the Exercise Date falling on October 31, 2001.

         A.2  New Participants. An eligible Employee of Limited who wishes to become a participant in the Plan on or after November 1, 2001 must file a Joint
Election with the Company's stock administrator at least ten (10) business days prior to the applicable Enrollment Date. An eligible Employee who does not file a Joint Election will not be granted an option under the Plan.

         A.3  Amendment of the Joint Election; Approval. The form for the Joint
Election, as it may be amended by the Company from time to time, shall be submitted to the Board of Inland Revenue for approval and such approval shall be obtained before the Company and an eligible Employee enter into a particular
Joint Election. A Joint Election may be amended in a writing signed by both the
Company and the Employee, provided that any such amendment must be approved by the Board of Inland Revenue before it takes effect.

         A.4  Effect of Withdrawal from the Plan. If a participant withdraws from the Plan, the Joint Election shall continue to apply in the event that the
Employee re-enrolls in the Plan.

PROXY

INCYTE GENOMICS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

For Annual Meeting—June 4, 2002

PAUL A. FRIEDMAN, JOHN M. VUKO and E. LEE BENDEKGEY, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth below and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of Incyte Genomics, Inc. (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 3160 Porter Drive, Palo Alto, California on Tuesday, June 4, 2002 at 9:30 a.m. or at any postponement or adjournment thereof, and instructs said proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR the election of directors, FOR Items 2, 3, 4 and 5, and in accordance with the discretion of the proxies on any other matters as may properly come before the annual meeting.

(continued and to be signed on reverse side)

/\  FOLD AND DETACH HERE  /\

The Board of Directors recommends a vote FOR the election of directors and FOR Items 2, 3, 4 and 5.	Please mark your votes as indicated in this example	☒

1.	ELECTION OF DIRECTORS

FOR all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at right
Nominees:
01  Roy A. Whitfield,    02  Paul A. Friedman,
03  Robert B. Stein,    04  Barry M. Ariko,
05  Julian C. Baker,    06  Paul A. Brooke,
07  Jeffrey J. Collinson,    08  Frederick B. Craves,
09  Richard U. DeSchutter    and 10  Jon S. Saxe.

☐	☐	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	To approve the amendment to the Company’s 1991 Stock Plan:

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	To approve the amendment to the Company’s 1993 Directors Stock Plan:

FOR	AGAINST	ABSTAIN

☐	☐	☐

4.	To approve the amendment to the Company’s 1997 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN

☐	☐	☐

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors:

FOR	AGAINST	ABSTAIN

☐	☐	☐

6.	In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature(s)                                                            Dated                                 , 2002

Please sign exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign.

^ FOLD AND DETACH HERE ^